As filed with the Securities and Exchange Commission on September 28, 2009
Securities Act File No. 333-139872
Investment Company File No. 811-22001

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 3	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 5	[X]
(Check appropriate box or boxes)

TDX Independence Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

420 Lexington Avenue,
Suite 2550
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 986-7900

David M. Kelley
TDX Independence Funds, Inc.
420 Lexington Avenue, Suite 2550
New York, New York 10170
(Name and Address of Agent for Service)

     Copy to: Michael R. Rosella, Esq.
Paul, Hastings, Janofsky & Walker LLP
     75 East 55th Street
New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

[X ] immediately upon filing pursuant to paragraph (b)

[   ] on (date) pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a) (1)

[   ] on (date) pursuant to paragraph (a) (1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant declares that an indefinite amount of its shares of beneficial interest is being registered by this Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder.

TDX Independence Funds, Inc.

Prospectus
September 28, 2009

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

TDX Independence Funds, Inc. is an investment company with five series of underlying fund portfolios. Each Fund offers shares, known as TDX Independence Target Date Shares that are listed on NYSE Arca, Inc. TDX Independence Target Date Shares are not individually redeemable by the Funds but trade on NYSE Arca, Inc. in individual share lots.

TABLE OF CONTENTS

4	Introduction
6	Overview of the Investment Objectives and Strategies of the Funds
28	Additional Information About the Funds, Their Principal Strategies and Related Risks
30	More Information About the Underlying Indexes
31	Buying and Selling Fund Shares
34	Portfolio Turnover Rate
34	Portfolio Holdings
34	Fund Management
37	Dividends, Capital Gains, and Taxes
38	Daily Pricing
38	Delivery of Fund Documents
39	License Grant
40	Financial Highlights
42	Supplemental Information

Introduction

This Prospectus provides important information you need to make an informed decision about whether to invest in TDX Independence Funds, Inc. (the “Company”). It contains information about the Company, each of its investment portfolios (the “Funds”) and the shares of the Funds being offered by this Prospectus, known as TDX Independence Target Date Shares. An investment in the Funds is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

WHAT ARE EXCHANGE-TRADED FUNDS?

An exchange-traded fund (“ETF”) is an investment company which offers shares that are listed on a U.S. securities exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities comprising an underlying index. As such, the ETF itself is an index fund.

WHAT IS TDX INDEPENDENCE FUNDS, INC.?

TDX Independence Funds, Inc. is an investment company with a series of five underlying “lifecycle” fund portfolios. Each portfolio is designed for investors with different expected investment horizons. Each Fund offers shares, known as TDX Independence Target Date Shares that are listed on NYSE Arca, Inc. (“NYSE Arca”). TDX Independence Target Date Shares are not individually redeemable by the Funds but trade on NYSE Arca in individual share lots. Each Fund seeks investment results that correspond, before fees and expenses, generally to the price and yield performance of a particular “lifecycle” benchmark index (the “Underlying Index” or “Index”). XShares Advisors LLC (the “Advisor”) serves as the investment advisor to each Fund.

WHAT IS “LIFECYCLE” INVESTING?

Lifecycle investing is an investment technique that starts by targeting a particular investment horizon. That investment horizon corresponds to the date the investor expects to need his or her invested assets. For some investors, that date may be the investor’s expected retirement date. For other investors, it may be another life event, such as purchase of a vacation home, payment of college tuition or expenses, payments for weddings or nursing home care. Lifecycle investing then uses a single investment (typically, a fund) that is diversified among a variety of asset classes, such as stocks and bonds, to seek to prudently maximize capital appreciation at the target date. The fund automatically rebalances its investment portfolio, periodically altering the portfolio’s allocations among each asset class, as the target date approaches to move over time from an aggressive portfolio construction to a more conservative portfolio construction at the target date. After the target date, the fund will periodically move from a conservative portfolio construction to a marginally less conservative portfolio construction.

WHAT ARE THE UNDERLYING INDEXES AND HOW ARE THEY CREATED AND MAINTAINED?

The Underlying Indexes are designed to reflect a portfolio of investments that can be used for lifecycle investing with respect to five different target dates. Zacks Investment Research (“Zacks” or the “Index Creator”) is the creator of each of the Underlying Indexes. Each Underlying Index is comprised of a mix of securities from three broad asset classes: international equities, domestic equities, and fixed income securities. Each Underlying Index automatically rebalances annually, or quarterly when necessary, along a “glidepath” designed to prudently maximize capital appreciation at the target dates. “Glidepath” refers to an Underlying Index’s asset allocation strategy over time. Gradually, an Underlying Index’s allocations among the different classes of securities will adjust from a more aggressive allocation at inception to a more conservative allocation as the target date approaches. Upon reaching the target date, each Underlying Index has a very conservative allocation, relative to its Lipper benchmark, as discussed below. In general, more aggressive allocations place a higher percentage of assets in equities (US and international equities) rather than in fixed income securities, whereas conservative allocations focus more heavily on investments in fixed income securities.

Upon reaching the target date, or at inception with respect to the Zacks In-Target Lifecycle Index, each Underlying Index will have approximately a 10% allocation to equity securities. Over the next five years, allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date. To achieve a moderately-conservative allocation, each Underlying Index following the target date, or inception date with respect to the Zacks In-Target Lifecycle Index, will slowly increase its allocation to equity securities until in the fifth year after the target date the allocation to equity securities will range between 20-40%, as determined by the equity allocation of the Lipper Mixed-Target Allocation Conservative Funds Index at that time (“Moderately-Conservative Allocation”). These allocations will thereafter generally remain static to perpetuity. However, the Underlying Index may from time to time be rebalanced five years after the target date, and annually thereafter as necessary to retain the similarity in allocations to the Lipper Mixed-Target Allocation Conservative Funds Index if its equity to fixed income allocations vary by more than 5% compared to that Index.

Each Underlying Index focuses on a different target date and is comprised of a diversified group of equity and fixed income securities. Each Underlying Index has as a benchmark a corresponding target date of a Lipper Mixed-Asset Target Index, or in the case of the Zacks In-Target Lifecycle Index, the Lipper Mixed-Target Allocation Conservative Funds Index. Each of the Lipper Mixed Asset Target Indices is an index of mutual funds in the Lipper Mixed Asset category. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an index of mutual funds that maintains between 20-40% allocation to equity securities, with the remainder in bonds, cash or cash equivalents.

The Underlying Indexes have been developed with respect to the following target dates:

1)	Year 2010
2)	Year 2020
3)	Year 2030
4)	Year 2040
5)	In-Target Date (for investors who are currently at or near their target date)

Based on its own proprietary intellectual model, Zacks has established specific criteria for determining which securities will represent each of the three broad asset classes and therefore be eligible for inclusion in the Underlying Indexes (the “Index Methodology”). The equity securities that comprise each Underlying Index are identical, only their weightings differ depending on the allocation assigned to these asset classes at any given point in time and depending on the target date for each Underlying Index. The fixed income securities comprising each Underlying Index will differ in that each Underlying Index will be comprised of fixed income securities whose duration seeks to match the time remaining to the target date of that Underlying Index. Each Underlying Index will be administered by Zacks, which also serves as Index Administrator. As Index Administrator, Zacks will employ the Index Methodology to determine the composition of each Underlying Index. Bloomberg L.P. acts as “index calculation agent” for Zacks in connection with the calculation and dissemination of each Underlying Index. Amerivest Investment Management, LLC (“Amerivest”) and TDAM USA Inc. (“TDAM”) act as investment sub-advisors to the Funds. TDAM will be responsible for the day-to-day management of each Fund’s portfolio, which involves principally reconfiguring the portfolio of each Fund annually, or quarterly when necessary, to reflect the reconfiguration of each Underlying Index by the Index Administrator. Amerivest will provide portfolio consulting to the Advisor and oversight over TDAM, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies.

The securities that represent each of the three broad asset classes are:

Equity Securities – The equity portion of the Underlying Index will be comprised of two broad asset classes; international equity securities and domestic equity securities. The equity portion is expected to be well diversified and will include approximately 400 securities.

International equity securities: for this asset class, common stocks of foreign companies may be selected. Only securities of companies of the following countries are eligible for inclusion in the Underlying Indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong Special Administrative Region of the People’s Republic of China, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “Eligible Foreign Countries”).

Domestic equity securities: for this asset class, common stocks of U.S. companies may be selected. Only securities within the Russell 3000 Index are eligible for inclusion in the Underlying Indexes. The domestic equity portion may include securities from all capitalization ranges.

Fixed income securities – The fixed income portion of the Underlying Index generally will be comprised of approximately 100 securities consisting of bonds, treasury bills and notes, mortgage real estate investment trusts and other fixed income securities. Only investment-grade fixed income securities (i.e., fixed income securities classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service or Standard & Poor’s or, if unrated, determined by Zacks to be of comparable quality) are eligible for inclusion in the Underlying Indexes.

The Index Administrator, using the proprietary Index Methodology developed by the Index Creator, will select securities from the equity securities asset class by taking into consideration capitalization, style, sector and country of a particular issuer, as described below. Each Underlying Index, for the domestic equity portion, is expected to maintain a capitalization allocation of 60% in large capitalization securities, 15% in mid-capitalization securities and 25% in small capitalization securities; style neutrality by allocating approximately equal weightings to “growth” and “value” securities; and sector neutrality by maintaining sector exposure roughly in line with that of the Russell 3000 universe. The international equity portion of each Underlying Index will seek to maintain country neutrality by maintaining country exposure that is generally in line with each Eligible Foreign Country’s percentage of the aggregate total market value of publicly traded shares for all the Eligible Foreign Countries as reported by the Central Intelligence Agency in its annual Factbook (the “CIA Factbook”). The CIA Factbook provides an estimate of the world’s total market value of publicly traded shares and a breakdown of each country’s market value of publicly traded shares.

For purposes of determining market capitalization weightings in the domestic equity portion, (i) large capitalization securities are defined as securities from the largest 200 companies (determined by market capitalization) in the Russell 3000 Index (as of June 30, 2009, these companies had a capitalization range from approximately $341.1 billion to $10.5 billion), (ii) mid-capitalization securities are defined as securities from the largest 800 companies (determined by market capitalization) in the Russell 3000 Index that follow the large capitalization securities described above (as of June 30, 2009, these companies had a capitalization range from approximately $10.5 billion to $1.3 billion), and (iii) small capitalization securities are defined as the remaining securities in the Russell 3000 Index (as of June 30, 2009, these companies had a capitalization range from approximately $1.3 billion to $38.7 million).

As noted, for fixed income security exposure, approximately 100 securities are selected whose duration seeks to collectively match the time to the target date of the Underlying Index. Duration is defined as the weighted average term to maturity of a security’s cash flows. It is a measure of the price sensitivity of a fixed income security to changes in interest rates. Generally, the greater a bond’s duration, the greater its price volatility in response to changes in interest rates. Duration is stated in years. For example, a five-year duration means the bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall by 1%. Each Underlying Index will have a weighted average duration that approximates the time remaining to the target date, or in the case of the Zacks 2040 Lifecycle Index, a weighted average duration that as nearly as possible approximates that duration. For example, the Zacks 2010 Lifecycle Index had a duration of two years on 12/31/2008 to match the target date of 12/31/2010. Each Underlying Index will reduce its duration as the target date approaches. Following the target date, the duration will increase each year up to a maximum duration of five years.

Once each Underlying Index is established, the Index Methodology adjusts the relative weightings of each asset class within each Underlying Index, and may adjust the relative weightings of subsectors of one or more asset classes along the “Glidepath,” gradually moving from a more aggressive to a more conservative allocation as the target date approaches, and then gradually back to a more Moderately-Conservative Allocation following the target date.

Information about the current market value of the component securities (“Component Securities”) in each Underlying Index is calculated and posted throughout the trading day every 15 seconds and is available through Bloomberg under the following symbols:

Zacks 2010 Lifecycle Index	TDAXTN
Zacks 2020 Lifecycle Index	TDAXTW
Zacks 2030 Lifecycle Index	TDAXTH
Zacks 2040 Lifecycle Index	TDAXFO
Zacks In-Target Lifecycle Index	TDAXIT

Overview of the Investment Objectives and Strategies of the Funds

Each Fund’s investment objective is to seek to track the performance, before fees and expenses, of a particular Underlying Index. Each Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in a Fund’s investment objective. The Advisor uses a passive, or indexing approach in managing the Funds. Unlike many mutual funds, the Funds do not seek to outperform any particular market sector and will not assume temporary defensive positions when markets decline or appear overvalued. Each Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts (defined below) representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include international and domestic equity securities and fixed income securities. Depositary receipts in which the Funds invest will typically be American Depositary Receipts, as well as Global Depositary Receipts and Euro Depositary Receipts (collectively, “Depositary Receipts”). The Funds will provide shareholders with at least 60 days’ notice of any change in these policies. Each Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the Investment Company Act of 1940, as amended (the “1940 Act”)). Each Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the

Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. As a result, a Fund may or may not hold all of the Component Securities in the relevant Underlying Index. In managing the Funds, the Advisor seeks a correlation of 0.95 or better between each Fund’s performance and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation. There is no guarantee that the Advisor will be able to obtain this level of correlation.

The performance of a Fund and its Underlying Index may not correlate due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of a Fund’s portfolio and that of its Underlying Index. Because each Fund uses a representative sampling indexing strategy, a Fund can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Limitations and restrictions on investments in securities that are discussed in this Prospectus whether or not expressed in terms of percentage limitations, are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

The following is a summary of the investment objectives, principal investment strategies and principal risks of each of the Funds. Further information about the Funds and their risks can be found in “Additional Information About the Funds, Their Principal Strategies and Related Risks” in this Prospectus and in the Statement of Additional Information.

TDX Independence 2010 Exchange-Traded Fund

Trading Symbol:	TDD
CUSIP Number:	87238A 108
Underlying Index (Symbol):	Zacks 2010 Lifecycle Index (TDAXTN)
Inception Date:	October 1, 2007

Investment Objective

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2010 Lifecycle Index. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2010 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2010 Index, on a risk adjusted basis. The Zacks 2010 Lifecycle Index initial allocation will be approximately 8% in international equities, 25% in domestic equities and 67% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks. The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date. Following the target date, the duration will increase each year up to a maximum duration of five years. The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. The Component Securities of the Underlying Index include equity securities of U.S. and international companies and fixed income securities. The Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

Principal Risks

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see “Additional Information About the Funds, their Principal Strategies and Related Risks” below.

  The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.
  The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities included in, or representative of, the Underlying Index.
  The Fund is subject to small- and mid-capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

  The Fund is subject to index sampling risk, which is the risk that the securities held by the Fund will not provide investment performance tracking the Underlying Index.

  The Fund is subject to market price risk, which is the risk associated with the fact that the TDX Independence Target Date Shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the TDX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying TDX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDX Independence Target Date Shares.

  The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
  The Fund is subject to secondary market risk. Although the TDX Independence Target Date Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the TDX Independence Target Date Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the TDX Independence Target Date Shares are delisted from NYSE Arca or if the activation of market-wide “circuit breakers” halts stock trading generally.

  The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

  The Fund is subject to fixed income risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

  The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Performance Information

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart below shows the Fund’s performance for one full calendar year, and the table on the next page shows the Fund’s average annual total returns for one year and since inception periods and compares the Fund’s performance to the performance of a broad measure of market performance for the same periods.* The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*	The Fund’s year-to-date total return as of June 30, 2009 was 2.31%.

Best and Worst Quarter Returns
(for the periods reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	(1.46)%	2/2008

Lowest Return	(4.57)%	3/2008

Average Annual Total Returns for the periods ended December 31, 2008

TDX Independence 2010 Exchange-Traded Fund	1 Year	Since Inception(1)

Return before taxes	(10.04)%	(8.44)%
Return after taxes on distributions(2)	(11.24)%	(9.63)%
Return after taxes on distributions and sale of Fund shares	(6.53)%	(7.84)%
Dow Jones U.S. Target 2010 Index(3)(4)	(10.82)%	(7.88)%
Zacks 2010 Lifecycle Index(4)	(11.00)%	(9.07)%

(1)	The Fund commenced operations on October 1, 2007.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(3)	The Dow Jones U.S. Target 2010 Index is a composite of other indexes. Over time, allocations among U.S. stock, bond and cash subindexes are adjusted based on predetermined formulas to reduce the level of potential risk as the target date approaches.
(4)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold TDX Independence Target Date Shares in the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating Expenses are expressed as a percentage of average daily net assets.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies (1)
Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fee(2):	0.65%
Other Expenses:	1.05%
Acquired Fund Fees and Expenses:	—%

Total Annual Fund Operating Expenses:	1.70%

Less: Expense Reduction/Reimbursement(3)	(1.05)%

Net Annual Operating Expenses(3):	0.65%

(1)	An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund. The minimum Transaction Fee is $500, although the fee may vary and is expected to be approximately $7,500 for the Fund. See “Creation Unit Purchase and Redemption Transaction Fees” below. In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
(2)	The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
(3)	Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. TDX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell TDX Independence Target Date Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$66	$433	$824	$1,921

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Creation Unit Purchase and Redemption Transaction Fees

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A minimum Creation Unit transaction fee of $500 is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired. The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC. There is no maximum transaction fee level. Based on the current composition of the Index and the manner in which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be $7,500. The value of a Creation Unit of the Fund, as of May 31, 2009, was approximately $4,418,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $4,418,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$30,342	$192,303	$365,130	$849,642

TDX Independence 2020 Exchange-Traded Fund

Trading Symbol:	TDH
CUSIP Number:	87238A 207
Underlying Index (Symbol):	Zacks 2020 Lifecycle Index (TDAXTW)
Inception Date:	October 1, 2007

Investment Objective

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2020 Lifecycle Index. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2020 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2020 Index, on a risk adjusted basis. The Zacks 2020 Lifecycle Index initial allocation will be approximately 17% in international equities, 50% in domestic equities and 33% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks. The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date. Following the target date, the duration will increase each year up to a maximum duration of five years. The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. The Component Securities of the Underlying Index include equity securities of U.S. and international companies and fixed income securities. The Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

Principal Risks

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see “Additional Information About the Funds, their Principal Strategies and Related Risks” below.

  The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.
  The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities included in, or representative of, the Underlying Index.
  The Fund is subject to small- and mid-capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

  The Fund is subject to index sampling risk, which is the risk that the securities held by the Fund will not provide investment performance tracking the Underlying Index.

  The Fund is subject to market price risk, which is the risk associated with the fact that the TDX Independence Target Date Shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the TDX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying TDX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDX Independence Target Date Shares.

  The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
  The Fund is subject to secondary market risk. Although the TDX Independence Target Date Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the TDX Independence Target Date Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the TDX Independence Target Date Shares are delisted from NYSE Arca or if the activation of market-wide “circuit breakers” halts stock trading generally.

  The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

  The Fund is subject to fixed income risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

  The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Performance Information

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart below shows the Fund’s performance for one full calendar year, and the table on the next page shows the Fund’s average annual total returns for one year and since inception periods and compares the Fund’s performance to the performance of a broad measure of market performance for the same periods.* The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*	The Fund’s year-to-date total return as of June 30, 2009 was 1.96%.

Best and Worst Quarter Returns
(for the periods reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	(1.92)%	2/2008

Lowest Return	(9.61)%	4/2008

Average Annual Total Returns for the periods ended December 31, 2008

TDX Independence 2020 Exchange-Traded Fund	1 Year	Since Inception(1)

Return before taxes	(23.49)%	(20.78)%
Return after taxes on distributions(2)	(24.33)%	(21.58)%
Return after taxes on distributions and sale of Fund shares	(15.27)%	(18.03)%
Dow Jones U.S. Target 2020 Index(3)(4)	(22.31)%	(18.87)%
Zacks 2020 Lifecycle Index(4)	(24.81)%	(21.70)%

(1)	The Fund commenced operations on October 1, 2007.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(3)	The Dow Jones U.S. Target 2020 Index is a composite of other indexes. Over time, allocations among U.S. stock, bond and cash subindexes are adjusted based on predetermined formulas to reduce the level of potential risk as the target date approaches.
(4)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold TDX Independence Target Date Shares in the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating Expenses are expressed as a percentage of average daily net assets.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies (1)
Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fee(2):	0.65%
Other Expenses:	0.95%
Acquired Fund Fees and Expenses:	—%

Total Annual Fund Operating Expenses:	1.60%

Less: Expense Reduction/Reimbursement(3)	(0.95)%

Net Annual Operating Expenses(3):	0.65%

(1)	An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund. The minimum Transaction Fee is $500, although the fee may vary and is expected to be approximately $7,500 for the Fund. See “Creation Unit Purchase and Redemption Transaction Fees” below. In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
(2)	The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
(3)	Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. TDX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell TDX Independence Target Date Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$66	$412	$781	$1,820

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Creation Unit Purchases and Redemption Transaction Fees

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A minimum Creation Unit transaction fee of $500 is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired. The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC. There is no maximum transaction fee level. Based on the current composition of the Index and the manner in which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be $7,500. The value of a Creation Unit of the Fund, as of May 31, 2009, was approximately $3,712,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $3,712,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$25,653	$153,854	$290,921	$676,506

TDX Independence 2030 Exchange-Traded Fund

Trading Symbol:	TDN
CUSIP Number:	87238A 306
Underlying Index (Symbol):	Zacks 2030 Lifecycle Index (TDAXTH)
Inception Date:	October 1, 2007

Investment Objective

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2030 Lifecycle Index. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2030 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2030 Index, on a risk adjusted basis. The Zacks 2030 Lifecycle Index initial allocation will be approximately 22% in international equities, 66% in domestic equities and 12% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks. The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date. Following the target date, the duration will increase each year up to a maximum duration of five years. The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. The Component Securities of the Underlying Index include equity securities of U.S. and international companies and fixed income securities. The Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

Principal Risks

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see “Additional Information About the Funds, their Principal Strategies and Related Risks” below.

  The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.
  The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities included in, or representative of, the Underlying Index.
  The Fund is subject to small- and mid-capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

  The Fund is subject to index sampling risk, which is the risk that the securities held by the Fund will not provide investment performance tracking the Underlying Index.

  The Fund is subject to market price risk, which is the risk associated with the fact that the TDX Independence Target Date Shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the TDX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying TDX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDX Independence Target Date Shares.

  The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
  The Fund is subject to secondary market risk. Although the TDX Independence Target Date Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the TDX Independence Target Date Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the TDX Independence Target Date Shares are delisted from NYSE Arca or if the activation of market-wide “circuit breakers” halts stock trading generally.

  The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

  The Fund is subject to fixed income risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

  The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Performance Information

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart below shows the Fund’s performance for one full calendar year, and the table on the next page shows the Fund’s average annual total returns for one year and since inception periods and compares the Fund’s performance to the performance of a broad measure of market performance for the same periods.* The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*	The Fund’s year-to-date total return as of June 30, 2009 was 1.70%.

Best and Worst Quarter Returns
(for the periods reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	(2.14)%	2/2008

Lowest Return	(17.29)%	4/2008

Average Annual Total Returns for the periods ended December 31, 2008

TDX Independence 2030 Exchange-Traded Fund	1Year	Since Inception(1)

Return before taxes	(33.69)%	(30.17)%
Return after taxes on distributions(2)	(34.27)%	(30.73)%
Return after taxes on distributions and sale of Fund shares	(21.90)%	(25.77)%
Dow Jones U.S. Target 2030 Index(3)(4)	(32.02)%	(28.02)%
Zacks 2030 Lifecycle Index(4)	(34.35)%	(30.22)%

(1)	The Fund commenced operations on October 1, 2007.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(3)	The Dow Jones U.S. Target 2030 Index is a composite of other indexes. Over time, allocations among U.S. stock, bond and cash subindexes are adjusted based on predetermined formulas to reduce the level of potential risk as the target date approaches.
(4)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold TDX Independence Target Date Shares in the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating Expenses are expressed as a percentage of average daily net assets.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies (1)
Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fee(2):	0.65%
Other Expenses:	0.97%
Acquired Fund Fees and Expenses:	—%

Total Annual Fund Operating Expenses:	1.62%

Less: Expense Reduction/Reimbursement(3)	(0.97)%

Net Annual Operating Expenses(3):	0.65%

(1)	An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund. The minimum Transaction Fee is $500, although the fee may vary and is expected to be approximately $7,500 for the Fund. See “Creation Unit Purchase and Redemption Transaction Fees” below. In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
(2)	The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
(3)	Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. TDX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell TDX Independence Target Date Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$66	$416	$790	$1,840

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Creation Unit Purchases and Redemption Transaction Fees

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A minimum Creation Unit transaction fee of $500 is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired. The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC. There is no maximum transaction fee level. Based on the current composition of the Index and the manner in which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be $7,500. The value of a Creation Unit of the Fund, as of May 31, 2009, was approximately $3,214,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $3,214,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$22,345	$134,713	$254,804	$592,403

TDX Independence 2040 Exchange-Traded Fund

Trading Symbol:	TDV
CUSIP Number:	87238A 405
Underlying Index (Symbol):	Zacks 2040 Lifecycle Index (TDAXFO)
Inception Date:	October 1, 2007

Investment Objective

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2040 Lifecycle Index. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2040 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2030+ Index, on a risk adjusted basis. The Zacks 2040 Lifecycle Index initial allocation will be approximately 24% in international equities, 73% in domestic equities and 3% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks. The weighted average duration for the fixed income securities will, collectively, approximate as nearly as possible the time to the target termination date. Following the target date, the duration will increase each year up to a maximum duration of five years. The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. The Component Securities of the Underlying Index include equity securities of U.S. and international companies and fixed income securities. The Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

Principal Risks

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see “Additional Information About the Funds, their Principal Strategies and Related Risks” below.

  The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.
  The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities included in, or representative of, the Underlying Index.
  The Fund is subject to small- and mid-capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

  The Fund is subject to index sampling risk, which is the risk that the securities held by the Fund will not provide investment performance tracking the Underlying Index.

  The Fund is subject to market price risk, which is the risk associated with the fact that the TDX Independence Target Date Shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the TDX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying TDX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDX Independence Target Date Shares.

  The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
  The Fund is subject to secondary market risk. Although the TDX Independence Target Date Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the TDX Independence Target Date Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the TDX Independence Target Date Shares are delisted from NYSE Arca or if the activation of market-wide “circuit breakers” halts stock trading generally.

  The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

  The Fund is subject to fixed income risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

  The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Performance Information

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart below shows the Fund’s performance for one full calendar year, and the table on the next page shows the Fund’s average annual total returns for one year and since inception periods and compares the Fund’s performance to the performance of a broad measure of market performance for the same periods.* The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*	The Fund’s year-to-date total return as of June 30, 2009 was 2.81%.

Best and Worst Quarter Returns
(for the periods reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	(2.21)%	2/2008

Lowest Return	(21.01)%	4/2008

Average Annual Total Returns for the periods ended December 31, 2008

TDX Independence 2040 Exchange-Traded Fund	1 Year	Since Inception(1)

Return before taxes	(37.34)%	(33.60)%
Return after taxes on distributions(2)	(37.88)%	(34.10)%
Return after taxes on distributions and sale of Fund shares	(24.28)%	(28.60)%
Dow Jones U.S. Target 2040 Index(3)(4)	(36.80)%	(32.52)%
Zacks 2040 Lifecycle Index(4)	(39.30)%	(34.71)%

(1)	The Fund commenced operations on October 1, 2007.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(3)	The Dow Jones U.S. Target 2040 Index is a composite of other indexes. Over time, allocations among U.S. stock, bond and cash subindexes are adjusted based on predetermined formulas to reduce the level of potential risk as the target date approaches.
(4)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold TDX Independence Target Date Shares in the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating Expenses are expressed as a percentage of average daily net assets.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies (1)
Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fee(2):	0.65%
Other Expenses:	1.00%
Acquired Fund Fees and Expenses:	—%

Total Annual Fund Operating Expenses:	1.65%

Less: Expense Reduction/Reimbursement(3)	(1.00)%

Net Annual Operating Expenses(3):	0.65%

(1)	An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund. The minimum Transaction Fee is $500, although the fee may vary and is expected to be approximately $7,500 for the Fund. See “Creation Unit Purchase and Redemption Transaction Fees” below. In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
(2)	The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
(3)	Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. TDX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell TDX Independence Target Date Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$66	$422	$803	$1,870

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Creation Unit Purchases and Redemption Transaction Fees

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A minimum Creation Unit transaction fee of $500 is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired. The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC. There is no maximum transaction fee level. Based on the current composition of the Index and the manner in which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be $7,500. The value of a Creation Unit of the Fund, as of May 31, 2009, was approximately $3,070,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $3,070,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$21,389	$130,677	$247,410	$575,229

TDX Independence In-Target Exchange-Traded Fund

Trading Symbol:	TDX
CUSIP Number:	87238A 504
Underlying Index (Symbol):	Zacks In-Target Lifecycle Index (TDAXIT)
Inception Date:	October 1, 2007

Investment Objective

The Fund seeks to track the performance, before fees and expenses, of the Zacks In-Target Lifecycle Index. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks In-Target Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Target Allocation Conservative Funds Index, on a risk adjusted basis. The Zacks In-Target Lifecycle Index is designed for persons who are at or near their target date at the time of investment and has an initial allocation of approximately 3% in international equities, 8% in domestic equities and 89% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks. The initial duration for the fixed income securities will, collectively, approximate one year. The duration will increase, after inception of the Fund, each year up to a maximum duration of five years. The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. The Component Securities of the Underlying Index include equity securities of U.S. and international companies and fixed income securities. The Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

Principal Risks

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see “Additional Information About the Funds, their Principal Strategies and Related Risks” below.

  The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.
  The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities included in, or representative of, the Underlying Index.
  The Fund is subject to small- and mid-capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

  The Fund is subject to index sampling risk, which is the risk that the securities held by the Fund will not provide investment performance tracking the Underlying Index.

  The Fund is subject to market price risk, which is the risk associated with the fact that the TDX Independence Target Date Shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the TDX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying TDX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDX Independence Target Date Shares.

  The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.
  The Fund is subject to secondary market risk. Although the TDX Independence Target Date Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the TDX Independence Target Date Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the TDX Independence Target Date Shares are delisted from NYSE Arca or if the activation of market-wide “circuit breakers” halts stock trading generally.

  The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

  The Fund is subject to fixed income risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

  The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Performance Information

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart below shows the Fund’s performance for one full calendar year, and the table on the next page shows the Fund’s average annual total returns for one year and since inception periods and compares the Fund’s performance to the performance of a broad measure of market performance for the same periods.* The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*	The Fund’s year-to-date total return as of June 30, 2009 was -1.24%.

Best and Worst Quarter Returns
(for the periods reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	1.39%	1/2008

Lowest Return	(1.38)%	3/2008

Average Annual Total Returns for the periods ended December 31, 2008

TDX Independence In-Target Exchange-Traded Fund	1 Year	Since Inception(1)

Return before taxes	(2.00)%	(0.76)%
Return after taxes on distributions(2)	(2.83)%	(1.59)%
Return after taxes on distributions and sale of Fund shares	(1.30)%	(1.12)%
Dow Jones U.S. Target Today Index(3)(4)	(3.07)%	(1.50)%
Zacks In-Target Lifecycle Index(4)	(4.33)%	(2.39)%

(1)	The Fund commenced operations on October 1, 2007.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(3)	The Dow Jones U.S. Target Today Index is a composite of other indexes. Over time, allocations among U.S. stock, bond and cash subindexes are adjusted based on predetermined formulas to reduce the level of potential risk as the target date approaches.
(4)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses*

The following table describes the fees and expenses you may pay if you buy and hold TDX Independence Target Date Shares in the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating Expenses are expressed as a percentage of average daily net assets.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies (1)
Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fee(2):	0.65%
Other Expenses:	1.01%
Acquired Fund Fees and Expenses:	—%

Total Annual Fund Operating Expenses:	1.66%

Less: Expense Reduction/Reimbursement(3)	(1.01)%

Net Annual Operating Expenses(3):	0.65%

*	The fees and expenses are restated to reflect higher gross expense ratios (before expense reduction/reimbursement) resulting from a decline in assets under management since May 31, 2009.
(1)	An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund. The minimum Transaction Fee is $500, although the fee may vary and is expected to be approximately $7,500 for the Fund. See “Creation Unit Purchase and Redemption Transaction Fees” below. In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
(2)	The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
(3)	Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. TDX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell TDX Independence Target Date Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$66	$425	$807	$1,881

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Creation Unit Purchases and Redemption Transaction Fees

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A minimum Creation Unit transaction fee of $500 is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired. The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC. There is no maximum transaction fee level. Based on the current composition of the Index and the manner in which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be $7,500. The value of a Creation Unit of the Fund, as of May 31, 2009, was approximately $4,876,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $4,876,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$33,383	$207,998	$394,471	$917,959

Additional Information About the Funds, Their Principal Strategies and Related Risks

The following section provides more information about the Funds, the Underlying Indexes and the principal investment strategies and risks that are common to each Fund.

Additional Investment Strategies

Under normal circumstances, each Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. The Funds will provide shareholders with at least 60 days’ notice of any change in these policies. Each Fund may also invest up to 10% of its assets in U.S. agency mortgage pass-through securities, futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act). Each Fund’s investment objective is not fundamental and may be changed without a shareholder vote upon sixty days prior notice to shareholders.

In addition to the Funds’ principal investment strategies, each Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. These other investments and strategies are described in detail in the Funds’ Statement of Additional Information.

More Information About the Funds’ Principal Risks

Index Risk. The Funds employ a “passive management” or indexing investment approach. Each Fund attempts to track the investment performance of its Underlying Index. Each Fund uses the representative sampling indexing strategy as its primary strategy, meaning that it invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. As a result, a Fund may or may not hold all of the Component Securities in the relevant Underlying Index. Because each Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in securities included in, or representative of, the Underlying Index. Although index funds, by their nature, tend to be tax-efficient investment vehicles, tax ramifications are not considered in the passive management of index funds like the Funds. This risk is known as Index Risk.

Index Sampling Risk. Each Fund uses a representative sampling indexing strategy whereby the Fund will invest in securities that, in the aggregate, are deemed by the Advisor to approximate the Underlying Index in terms of key characteristics. As a result, the Funds are subject to index sampling risk, which is the risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the Underlying Index.

Stock Market Risk. The Funds are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Funds.

Small- and Mid-Capitalization Risk. Each Fund invests across large-, mid-, and small-capitalization stocks. The weightings of these subsectors depend on the composition of the Underlying Index. The Advisor makes no effort to manage the capitalization exposure of the Fund’s portfolio. From time to time, depending on the construction of the Underlying Index, a Fund may invest a substantial portion of its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Foreign Security Risks. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) each Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Expropriation Risk. Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Derivatives Risk. Each Fund may invest, to a limited extent, in derivatives. Derivatives may involve risks different from, and possibly greater than, those of traditional investments. To track their Underlying Indexes as closely as possible, the Funds attempt to remain fully invested in stocks. The Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial – in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Market Price Risk. The market price of shares of the Funds may differ from the Fund’s NAV. TDX Independence Target Date Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the TDX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying TDX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell those TDX Independence Target Date Shares.

The market price of TDX Independence Target Date Shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market-makers that cover the particular security. While the Fund cannot predict, and does not control, whether or when the TDX Independence Target Date Shares will trade at a premium or a discount to NAV, it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and the TDX Independence Target Date Shares would most likely be traded at a discount to NAV. In addition, any discount is likely to be greatest when the price of TDX Independence Target Date Shares is falling fastest – and this may be the time that you most want to sell your TDX Independence Target Date Shares. The Funds’ website at http://www.tdxindependencefunds.com will show the prior day’s closing NAV and closing market price for the Funds’ shares. In addition, the Funds’ website will contain the following information, on a per share basis, for each Fund: (a) the prior business day’s net asset value and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the net asset value against such net asset value; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the net asset value, within appropriate ranges, for each of the four previous calendar quarters. In addition, the Funds’ website contains information regarding the premiums and discounts at which shares of the Funds have traded.

Secondary Market Risk. An active secondary market for the TDX Independence Target Date Shares may not exist. Although the TDX Independence Target Date Shares are listed on NYSE Arca, it is possible that an active trading market may not be maintained. In addition, trading in the TDX Independence Target Date Shares on NYSE Arca will be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers,” which are tied to large decreases in the Dow Jones Industrial Average. Trading of the TDX Independence Target Date Shares also will be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange, or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors. If trading is halted, eligible investors (see below) will still be able to purchase

Creation Units of the Funds directly and redeem such units with the Funds. If TDX Independence Target Date Shares are delisted from NYSE Arca, the Company will consider what appropriate action to take, which may include, among other things, seeking to list TDX Independence Target Date Shares on another U.S. securities exchange, converting the Fund to a traditional mutual fund, or redeeming the TDX Independence Target Date Shares at NAV.

REIT Risk. The Funds’ investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Funds to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs. Changes in interest rates can also have a significant affect on the value of REITs and of real estate investments in general. Dividends from REITs generally are taxed at ordinary income rates rather than the 15% maximum federal tax rate currently applicable to qualified dividends.

When investing in REITs, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, investments in REITs will cause the Funds to bear their pro rata portion of the REITs management fees and other expenses. As such, a Fund’s shareholder would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

Fixed Income Risk. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Additional risk associated with fixed income securities includes:

Call Risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Extension Risk. An issuer may exercise its right to pay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.

Credit Risk. The possibility that an issuer will be unable to make timely payments of either principal or interest.

Event Risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

This risk should be reduced because of a Fund’s multiple holdings.

SHARES OF THE FUNDS ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund directly at NAV only in large lots known as Creation Units. You would incur brokerage costs in purchasing enough shares of the Fund to constitute a Creation Unit.

More Information About the Underlying Indexes

Each Underlying Index was created and developed by Zacks based on its own proprietary intellectual model. In developing each Underlying Index, Zacks has established specific criteria for determining which securities are included in each Underlying Index.

Zacks, as Index Administrator, is also responsible for maintaining each Underlying Index based on this criteria. Each Underlying Index is generally reconstituted on an annual basis, but may be reconstituted quarterly when necessary. Decisions regarding additions to, and removals from, each individual Underlying Index are made by Zacks, typically on an annual basis (or quarterly when necessary), in its sole discretion. See “Information About the Underlying Index and Index Administrator” in the Statement of Additional Information. Bloomberg L.P. acts as “index calculation agent” for Zacks in connection with the calculation and dissemination of each Underlying Index. The Advisor has engaged Amerivest and TDAM (each a “Sub-Advisor” and, together, the “Sub-Advisors”) for the day-to-day management of the Funds. See “Sub-Advisors” below. Amerivest will provide portfolio consulting to the Advisor and oversight over TDAM, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies. The Funds are not actively managed and the actions of the Advisor and the Sub-Advisors will not result in the active management of the Funds.

Each Fund reserves the right to substitute a different index for the Underlying Index if the Underlying Index is discontinued, if the Index Creator’s arrangements with the Advisor or Sub-Advisors relating to the use of the Underlying Indexes are terminated, or for any other reason determined in good faith by the Funds’ Board of Directors. If the Index Creator’s arrangements with the Advisor or Sub-Advisors relating to the use of the Underlying Indexes are terminated, the Company will take whatever action is deemed to be in the best interests of the Funds’ shareholders and the shareholders will be provided with advance written notice of such action.

How are TDX Independence Target Date Shares Different from Traditional Mutual Fund Shares?

Traditional mutual fund shares are issued by, and redeemed from, a fund at any time for cash at the shares’ net asset value (“NAV”). NAV is typically calculated only once a day and reflects a fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. In determining the value of its assets, a traditional mutual fund typically values its underlying securities as of the close of trading on the New York Stock Exchange. As a result, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that fund’s NAV determined as of the close of trading of the New York Stock Exchange. Traditional mutual fund shares may be purchased from the fund directly by the shareholder or through a financial intermediary.

In contrast, TDX Independence Target Date Shares cannot be purchased from, or redeemed by, the issuing Fund except by or through a Participating Organization (defined below), and then only for an in-kind basket of securities. An organized secondary market is expected to exist for the TDX Independence Target Date Shares, unlike traditional mutual fund shares, because TDX Independence Target Date Shares are listed for trading on NYSE Arca. As a result, investors can purchase and sell TDX Independence Target Date Shares on the secondary market through a broker. Secondary-market transactions do not take place at NAV but at market prices that change throughout the day, based on the supply of, and demand for, TDX Independence Target Date Shares. Shareholders will also incur typical brokerage and transaction costs when buying or selling TDX Independence Target Date Shares on the secondary market.

Although the market price of TDX Independence Target Date Shares typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your TDX Independence Target Date Shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

Buying and Selling Fund Shares

Buying and Selling Shares on the Secondary Market

Shares can be bought or sold throughout the trading day like shares of any publicly traded security. To buy or sell TDX Independence Target Date Shares, you must have a brokerage account. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The price at which you buy or sell Fund shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund shares you must buy.

The Funds are listed on NYSE Arca. NYSE Arca is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Buying Shares Directly from a Fund

You can purchase shares directly from a Fund only in Creation Units or multiples thereof. Each Fund issues Creation Units in blocks of 200,000 shares. For any particular Fund, the number of Fund shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units. Creation Units may be purchased only in exchange for a basket of securities – known as the In-Kind Creation Basket and cash equal to the Cash Component, as discussed further below. The Funds reserve the right to reject any purchase request at any time, for any reason, and without notice. The Funds can stop selling shares or postpone payment of redemption proceeds at times when NYSE Arca is closed or under any emergency circumstances as determined by the SEC.

To purchase shares directly from a Fund, you must be a Participating Organization or you must purchase through a broker that is a Participating Organization. A Participating Organization is a participant of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Distributor will provide a list of Participating Organizations upon request. Because Creation Units can be purchased or redeemed only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem shares directly with the Funds. Thus, certain information in this Prospectus (e.g., information about purchasing and redeeming TDX Independence Target Date Shares directly from a Fund and references to transaction fees imposed on purchases and redemptions of Creation Units) is not relevant to most retail investors. These arrangements are designed to protect shareholders of the Funds from the potentially adverse effects that may be caused by the need to make frequent purchases and sales of portfolio securities as a result of cash inflows and outflows, as experienced in a traditional mutual fund. For example, in a traditional mutual fund, redemptions can result in adverse tax consequences on non-redeeming taxable shareholders because the mutual fund must sell portfolio securities to raise cash to pay redemptions. These sales may generate taxable capital gains which are then distributed to all shareholders, including non-redeeming shareholders. In contrast, the in-kind redemption mechanism of the Funds will enable the Funds to meet redemption requests without the need to sell portfolio securities and, as a result, redemptions from the Funds will generally not have any tax impact on the non-redeeming shareholders. EXCEPT WHEN AGGREGATED IN CREATION UNITS, TDX INDEPENDENCE TARGET DATE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

  In-Kind Creation Basket. On each business day, prior to the opening of trading on NYSE Arca, the Fund’s Advisor will post on the NSCC bulletin board the In-Kind Creation Basket for each Fund for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to the Fund for each Creation Unit purchased. Each Fund reserves the right to accept a nonconforming creation basket.

  Cash Component. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the “Balancing Amount”) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund’s Advisor will publish, on a daily basis, information about the previous day’s Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

  Placement of Purchase Orders. All purchase orders must be placed through a Participating Organization. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Participating Organizations that do not use the NSCC’s enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund’s Distributor prior to the close of regular trading on NYSE Arca (generally 4:00 p.m., Eastern Time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

  Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee on each purchase of Creation Units. The level of the fee is variable and will depend on the number of securities in the CTreation Unit purchase or redemption basket and on whether the transaction is effected through the NSCC’s enhanced clearing process or through the manual DTC clearing process. For transactions effected through the NSCC enhanced clearing process, the fee is typically $5 per security with a minimum charge of $500, increasing in increments of $500 with no maximum charge. For transactions effected through the manual DTC closing process, the fee is typically $15 per security, with a minimum of $500, increasing in increments of $500 with no maximum charge. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to the Distributor, the Advisor or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

Shares of the Funds are held in book entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the registered owner of all outstanding shares of the Fund. Your beneficial ownership of shares will be shown on the records of DTC or its participants through which you hold the shares. Neither the Advisor nor the Distributor will have any record of your ownership. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Redeeming Shares Directly from a Fund

You may redeem shares of the Funds only in Creation Units or multiples thereof. To redeem shares directly with a Fund, you must be a Participating Organization or you must redeem through a broker that is a Participating Organization. Units may be redeemed only in exchange for a basket of securities – known as the In-Kind Redemption Basket and cash equal to the Cash Component, as discussed further below.

  In-Kind Redemption Basket. Redemption proceeds will be paid in kind with a basket of securities known as the In-Kind Redemption Basket. In most cases, the In-Kind Redemption basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the creation and redemption baskets differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

  Cash Component. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

  Placement of Redemption Orders. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on NYSE Arca on that date, and if all other procedures set forth in the Participant Agreement are followed.
  Transaction Fee on Redemption of Creation Units. The Funds impose a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to the Advisor, the Distributor or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because new Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of Fund shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Pursuant to an exemptive order issued by the Securities and Exchange Commission and applicable to the Funds, other registered investment companies, particularly registered investment companies such as mutual funds, are permitted to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Funds regarding the terms of the investment.

Exchanges

Shares of one Fund may not be exchanged for shares of another Fund.

Frequent Trading

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded) shares, frequent trading of shares of the Funds on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades do not involve the Funds directly. A few institutional investors are authorized to purchase and redeem the Funds’ shares directly with the Funds. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Funds.

Portfolio Turnover Rate

The Funds are passively managed to their Underlying Indexes and may sell securities regardless of how long they have been held in order to achieve their respective investment objectives. In some cases, the Funds’ annual turnover rate may exceed 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to a Fund, the Fund’s distributions of taxable income may increase.

Portfolio Holdings

Each Fund publicly disseminates its full portfolio holdings each day the Funds are open for business through its internet web site at http://www.tdxindependencefunds.com. Each Fund may terminate or modify this policy at any time without further notice to shareholders. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the open of NYSE Arca via the NSCC. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

Fund Management

Investment Advisor

XShares Advisors LLC serves as investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Directors. Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For the services it provides to the Funds, the Advisor receives a unified management fee based on a percentage of the daily net assets of each Fund. The management fee is calculated daily and paid monthly in arrears. Out of the management fee, the Advisor pays all fees and expenses of the Sub-Advisors, Transfer Agent, the Administrator and Accounting Agent and the Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested Directors (including legal counsel fees, if any), certain out-of-pocket expenses of the Advisor or Sub-Advisors, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the Chief Compliance Officer and expenses associated with the Funds’ compliance program, litigation expenses, fees and expenses of the Funds’ independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses. Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement. The Advisor is responsible for payment of the Sub-Advisory fee, as discussed below.

The Advisor is located at 420 Lexington Avenue, New York, New York 10170. The Advisor’s parent company is XShares Group, Inc. For its services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Advisor a fee equal to 0.65% of each Fund’s average daily net assets. The fee is accrued daily and paid monthly.

On July 23, 2009, the Board of Directors of the Company approved, subject to shareholder approval, a form of Investment Advisory Agreement between the Company, on behalf of the Funds, and Amerivest (the “New Advisory Agreement”), with Amerivest replacing the Advisor as the investment advisor to each Fund. See “Management” in the Statement of Additional Information for further information about the Company’s investment advisory arrangements.

Sub-Advisors

Amerivest Investment Management, LLC, located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005, is a Delaware limited liability company and a wholly-owned subsidiary of TD AMERITRADE Holding Corporation, whose headquarters are located at 4211 South 102nd Street, Omaha, Nebraska 68127. TDAM USA Inc., located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a Delaware corporation and a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”) and an affiliate of Amerivest, under common control of TD Bank. Amerivest and TDAM both act as investment sub-advisors to the Funds (each a “Sub-Advisor” and, together, the “Sub-Advisors”). Pursuant to separate Sub-Advisory Agreements between the Advisor and each Sub-Advisor, the Sub-Advisors will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds’ Board of Directors. In this regard, the Sub-Advisors will be responsible for managing the investment and reinvestment of each Fund’s assets in accordance with the Fund’s investment objectives and for general administration, compliance and management services as may be agreed between the Advisor and Sub-Advisors from time to time.

Mellon Capital Management Corporation (“Mellon Capital”), successor in interest to BNY Investment Advisors, previously served as an investment sub-advisor to the Funds. The Sub-Advisory Agreement with Mellon Capital terminated, pursuant to its terms, effective August 3, 2009. To facilitate an uninterrupted investment program for the Funds, on July 23, 2009, the Board of Directors approved an Interim Sub-Advisory Agreement between the Advisor and TDAM, replacing Mellon Capital effective August 3, 2009. On July 23, 2009, the Board of Directors also approved, subject to shareholder approval, a form of Sub-Advisory Agreement between Amerivest and TDAM (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”). The New Agreements are subject to, and will take effect upon, the approval of shareholders by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund. See “Management” in the Statement of Additional Information for further information about the Company’s investment sub-advisory arrangements.

In accordance with the terms of the Sub-Advisory Agreement with Amerivest, the Advisor will pay Amerivest, out of its own resources, a fee at the annual rate of 0.55 of 1% of each Fund’s average daily net assets for the first $5 billion in assets and 0.60 of 1% of each Fund’s average daily net assets in excess of $5 billion.

Out of the Sub-Advisory fee, Amerivest pays all fees and expenses of TDAM, the Transfer Agent, Administrator and Accounting Agent and Custodian. Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit each Fund’s Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Amerivest pays TDAM, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

  10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

  5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

There is a minimum annual fee of $35,000 per Fund.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement and the New Agreements will be available in the Funds’ semi-annual report for the six-month period ended November 30, 2009.

Portfolio Managers

The TDAM Portfolio Managers that are responsible for the day-to-day management of the Funds are: Glenn Davis, Dennis Woessner, Vishal Bhatia and Craig Gaskin.

Glenn Davis is a Managing Director of TDAM and has direct oversight responsibility for fixed income portfolios, including the TDAM Short Term Bond Fund. Mr. Davis joined TD Banknorth Wealth Management in March of 2005 as a Senior Vice President and Chief Investment Strategist and Head of Fixed Income. In January 2009, following the acquisition by TD Bank of Banknorth and Commerce Bank, the asset management teams in the United States were realigned and, as a result, Mr. Davis joined TDAM. Prior to joining TD Banknorth Wealth Management, Mr. Davis was Director of Fixed Income at Freedom Capital Management from 2002 to 2005. Mr. Davis holds a B.A. in Economics from Colby College, 1980, and has an M.B.A. in Finance from the Hofstra University Graduate School of Business, 1985. Mr. Davis has 29 years of investment experience and attained the Chartered Financial Analyst (“CFA”) designation in 1995.

Dennis Woessner is a Vice President and Director of TDAM. Mr. Woessner joined TDAM in July, 2009 as a fixed income portfolio manager. Prior to joining TDAM, Mr. Woessner worked at Aviva Investors (formerly, MFM International) managing all-corporate and all-credit portfolio mandates from June 2003 through June 2008. From June 1995 to April 2003, Mr. Woessner traded a range of fixed income asset classes and was part of the securitized and corporate bond strategy teams at Standish Mellon Asset Management. Mr. Woessner also held a variety of fixed income positions at Salomon Brothers Inc., from November 1988 to June 1995. Mr. Woessner holds a Bachelor of Business Administration in Banking and Finance from Hofstra University and is a CFA Charterholder.

Vishal Bhatia is a Vice President and Director of TDAM and a member of the Quantitative Investment Management team. In December 1996, he joined TD Asset Management Inc., an affiliate of TDAM, and recently started providing portfolio management services to TDAM. As a member of the Quantitative Investment Management team, Mr. Bhatia’s responsibilities encompass research, portfolio management, and daily trading activity for US, Canadian and Global equity funds. Mr. Bhatia is also extensively involved in the implementation and coordination of multi-asset class transitions. Mr. Bhatia graduated from the University of Toronto in 1995 with an Honours Bachelor of Science in Cell & Molecular Biology. Mr. Bhatia has 13 years of investment experience and attained the CFA designation in 2000.

Craig Gaskin is a Managing Director and senior member of the investment professional team at TDAM. Mr. Gaskin is responsible for oversight of Equity Index portfolio management, Transition Management Services and is Head of Equity Trading at TDAM. Mr. Gaskin joined TD Asset Management Inc. in 1995 as a member of the Quantitative Research team and in 1997 he began working as an equity trader and a portfolio manager. Mr. Gaskin received both his undergraduate Civil Engineering degree and M.B.A. from Queen’s University in Canada in 1988 and 1993, respectively. He is also a CFA Charterholder.

Messrs. Davis and Bhatia are primarily responsible for the day-to-day portfolio management responsibilities of the Funds. Messrs. Woessner and Gaskin provide portfolio management services to the Funds on an auxiliary basis.

Ivo Ivanov is Director of Portfolios for Amerivest and also Director-Portfolio Management in the Product Group of TD AMERITRADE Holding Corporation (“TDAHC”). Mr. Ivanov has had significant responsibility for Amerivest’s portfolios since joining TDAHC in 2003. Prior to joining TDAHC, Mr. Ivanov was a Vice President of Bear Stearns Asset Management Inc. providing design, development and implementation of quantitative investment strategies used in the management of institutional and retail accounts (2000-2003). Mr. Ivanov will provide portfolio consulting to the Advisor and oversight over TDAM, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies.

The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities.

The Statement of Additional Information has more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

Administration, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) serves as the Administrator to the Funds. The Administrator’s principal address is 101 Barclay Street, New York, New York 10286.

BNY Mellon serves as the Custodian to the Funds. The Custodian’s principal address is 101 Barclay Street, New York, New York 10286.

BNY Mellon serves as the Transfer Agent to the Funds. The Transfer Agent’s principal address is 101 Barclay Street, New York, New York 10286.

Distributor

ALPS Distributors, Inc. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor does not maintain a secondary market in shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund pays out dividends from its net investment income to investors annually. Each Fund distributes any net capital gains annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the same Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Distributions will be taxable whether paid in cash or reinvested in additional shares.

Taxes

As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your shares of a Fund.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares. Under current law, distributions by the Fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions declared in October, November or December but paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent the Funds “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund, you will be considered to have received as an additional dividend your share of such foreign taxes. In such circumstances, you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax, provided that the Fund meets certain eligibility requirements.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

If you are a resident or a citizen of the United States, by law, back-up withholding at the rate of 28% will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if otherwise required by the Internal Revenue Service.

Taxes When Shares are Sold

Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws.

Daily Pricing

The net asset value, or NAV, of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Unit blocks.

The approximate value of shares of each Fund is disseminated every fifteen seconds throughout the trading day by the U.S. securities exchange on which the Fund’s shares are listed or by other information providers, such as Reuters. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

When calculating the NAV of the Funds’ shares, stocks held by the Funds are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a Fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a Fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. A Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the Fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may also be used by each Fund to value restricted securities held by the Funds or certain small-capitalization or mid-capitalization securities with little or no trading activity for extended periods of time. Although rare, fair-value pricing also may be used for domestic securities – for example, if (1) trading in a security is halted and does not resume before the Fund’s pricing time or if a security does not trade in the course of a day, and (2) the Fund holds enough of the security that its price could affect the Fund’s NAV.

Fair-value prices are determined according to procedures adopted by the Board of Directors. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Delivery of Fund Documents

Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

License Grant

The Funds are not sponsored, endorsed, sold or promoted by Zacks, the licensor. Zacks makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance. Zack’s only relationship to Amerivest and the Advisor, the licensees, is the licensing of the Underlying Indexes which are determined, composed and calculated by Zacks without regard to Amerivest or the Funds. Zacks has no obligation to take the needs of Amerivest, the Advisor or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Zacks is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds.

ZACKS DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AMERIVEST, THE ADVISOR, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE. ZACKS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Financial Highlights

The table below shows the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in each Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information was derived from the Funds’ annual financial statements that were audited by Eisner LLP, the Funds’ Independent Registered Public Accounting Firm. Their report and the Funds’ financial statements are included in the Funds’ most recent Annual Report to shareholders.

	TDX INDEPENDENCE 2010 EXCHANGE-TRADED FUND		TDX INDEPENDENCE 2020 EXCHANGE-TRADED FUND			TDX INDEPENDENCE 2030 EXCHANGE-TRADED FUND
	For the Year Ended May 31, 2009	For the Period October 1, 2007* through May 31, 2008	For the Year Ended May 31, 2009		For the Period October 1, 2007* through May 31, 2008	For the Year Ended May 31, 2009	For the Period October 1, 2007* through May 31, 2008
For a Share outstanding throughout each period
Net Asset Value, beginning of period	$24.93	$25.39	$24.18		$25.52	$23.57	$25.60

Income from Investment Operations:
Net investment income**	0.69	0.55	0.61		0.44	0.44	0.35
Net realized and unrealized loss on
investments and foreign currency transactions**	(2.67)	(0.80)	(5.64)		(1.67)	(7.54)	(2.29)

Total from investment operations	(1.98)	(0.25)	(5.03)		(1.23)	(7.10)	(1.94)

Distributions paid to shareholders from:
Net investment income	(0.86)	(0.18)	(0.59)		(0.10)	(0.40)	(0.08)
Net realized capital gains	—	(0.03)	(0.00	)(a)	(0.01)	—	(0.01)

Total distributions	(0.86)	(0.21)	(0.59)		(0.11)	(0.40)	(0.09)

Net Asset Value, end of period	$22.09	$24.93	$18.56		$24.18	$16.07	$23.57

Total Return***	(7.87)%	(0.99)%	(20.73)%		(4.82)%	(30.08)%	(7.59)%

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$17,693	$24,953	$37,142		$43,539	$28,937	$33,021
Ratios to average net assets:
Expenses, net of expense reimbursements+	0.65%	0.65%	0.65%		0.65%	0.65%	0.65%
Expenses, prior to expense reimbursements+	1.70%	1.55%	1.60%		1.32%	1.62%	1.38%
Net investment income+	3.09%	3.33%	3.17%		2.69%	2.52%	2.13%
Portfolio turnover rate++	54%	22%	64%		20%	64%	13%

*	Commencement of Investment Operations.
**	Based on average shares outstanding.
***	Total Return is calculated assuming an initial investment made at the Net Asset Value at the beginning of the period, reinvestment of all dividends and distributions at Net Asset Value during the period, and redemption at Net Asset Value on the last day of the period. Total Return calculated for a period of less than one year is not annualized.
The Total Return would have been lower if certain fees had not been reimbursed by the investment sub-advisor.
+	Annualized.
++	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(a)	Amount distributed was $0.004 per share.

Financial Highlights

	TDX INDEPENDENCE 2040 EXCHANGE-TRADED FUND			TDX INDEPENDENCE IN-TARGET EXCHANGE-TRADED FUND
	For the Year Ended May 31, 2009	For the Period October 1, 2007* through May 31, 2008		For the Year Ended May 31, 2009		For the Period October 1, 2007* through May 31, 2008
For a Share outstanding throughout each period
Net Asset Value, beginning of period	$23.49	$25.64		$25.46		$25.08

Income from Investment Operations:
Net investment income**	0.37	0.29		0.47		0.43
Net realized and unrealized loss on investments and foreign
currency transactions**	(8.15)	(2.38)		(0.96)		0.10

Total from investment operations	(7.78)	(2.09)		(0.49)		0.53

Distributions paid to shareholders from:
Net investment income	(0.36)	(0.06)		(0.59)		(0.15)
Net realized capital gains	—	(0.00	)(a)	(0.00	)(a)	(0.00	)(b)

Total distributions	(0.36)	(0.06)		(0.59)		(0.15)

Net Asset Value, end of period	$15.35	$23.49		$24.38		$25.46

Total Return***	(33.03)%	(8.14)%		(1.87)%		2.12%

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$27,651	$37,605		$24,400		$30,576
Ratios to average net assets:
Expenses, net of expense reimbursements+	0.65%	0.65%		0.65%		0.65%
Expenses, prior to expense reimbursements+	1.65%	1.36%		1.57%		1.61%
Net investment income+	2.21%	1.89%		1.91%		2.62%
Portfolio turnover rate++	56%	10%		75%		21%

*	Commencement of Investment Operations.
**	Based on average shares outstanding.
***	Total Return is calculated assuming an initial investment made at the Net Asset Value at the beginning of the period, reinvestment of all dividends and distributions at Net Asset Value during the period, and redemption at Net Asset Value on the last day of the period. Total Return calculated for a period of less than one year is not annualized.
The Total Return would have been lower if certain fees had not been reimbursed by the investment sub-advisor.
+	Annualized.
++	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(a)	Amount distributed was $0.004 per share.
(b)	Amount distributed was $0.0005 per share.

Supplemental Information

I. Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s NAV. NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each Fund included in this Prospectus. The information shown for each Fund is for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which a Fund trades within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

TDX Independence 2010 Exchange-Traded Fund (TDD)

January 1, 2008 - June 30, 2009
MARKET PRICE ABOVE OR EQUAL TO NAV			MARKET PRICE BELOW NAV
Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0 - 24.9	40	10.61%	21	5.57%
25 - 49.9	44	11.67%	5	1.33%
50 - 74.9	59	15.65%	9	2.39%
75 - 100.0	41	10.88%	0	0.00%
>100.0	129	34.22%	29	7.69%

Total	313	83.02%	64	16.98%

TDX Independence 2020 Exchange-Traded Fund (TDH)

January 1, 2008 - June 30, 2009
MARKET PRICE ABOVE OR EQUAL TO NAV			MARKET PRICE BELOW NAV

Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0 - 24.9	31	8.22%	17	4.51%
25 - 49.9	35	9.28%	14	3.71%
50 - 74.9	64	16.98%	4	1.06%
75 - 100.0	57	15.12%	7	1.86%
>100.0%	80	21.22%	68	18.04%

Total	267	70.82%	110	29.18%

TDX Independence 2030 Exchange-Traded Fund (TDN)

January 1, 2008 - June 30, 2009
MARKET PRICE ABOVE OR EQUAL TO NAV			MARKET PRICE BELOW NAV
Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0 - 24.9	29	7.69%	19	5.04%
25 - 49.9	48	12.73%	8	2.12%
50 - 74.9	80	21.22%	8	2.12%
75 - 100.0	30	7.96%	10	2.65%
>100.0	98	25.99%	47	12.47%

Total	285	75.60%	92	24.40%

*	A basis point equals one-hundredth of one percent (0.01%).

TDX Independence 2040 Exchange-Traded Fund (TDV)

January 1, 2008 - June 30, 2009
MARKET PRICE ABOVE OR EQUAL TO NAV			MARKET PRICE BELOW NAV
Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0 - 24.9	41	10.88%	20	5.31%
25 - 49.9	50	13.26%	12	3.18%
50 - 74.9	70	18.57%	5	1.33%
75 - 100.0	26	6.90%	6	1.59%
>100.0	91	24.14%	56	14.85%

Total	278	73.74%	99	26.26%

TDX Independence In-Target Exchange-Traded Fund (TDX)

January 1, 2008 - June 30, 2009
MARKET PRICE ABOVE OR EQUAL TO NAV			MARKET PRICE BELOW NAV
Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0 - 24.9	37	9.81%	30	7.96%
25 - 49.9	45	11.9%4	22	5.84%
50 - 74.9	92	24.40%	21	5.57%
75 - 100.0	16	4.24%	14	3.71%
>100.0	49	13.00%	51	13.53%

Total	239	63.40%	138	36.60%

*	A basis point equals one-hundredth of one percent (0.01%).

II. Total Return Information

The tables below present information about the total return of each Fund’s Underlying Index and the total return of each Fund. The information presented for each Fund is for its fiscal period ended May 31, 2009.

“Cumulative Total Returns” represents the total change in value of an investment over the period indicated.

Each Fund’s per share NAV is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market price is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Funds’ NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at market price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

Cumulative Total Returns for each TDX Independence Fund from inception to May 31, 2009:

	NAV	MARKET	INDEX

TDX Independence 2010 Exchange-Traded Fund	(8.78)%	(6.62)%	(11.27)%
TDX Independence 2020 Exchange-Traded Fund	(24.56)%	(25.75)%	(27.23)%
TDX Independence 2030 Exchange-Traded Fund	(35.38)%	(37.89)%	(36.38)%
TDX Independence 2040 Exchange-Traded Fund	(38.48)%	(37.76)%	(40.67)%
TDX Independence In-Target Exchange-Traded Fund	0.20%	(0.54)%	(3.71)%

TDX INDEPENDENCE FUNDS, INC.
420 Lexington Avenue
New York, New York 10170

For More Information

If you would like more information about the TDX Independence Funds, Inc., the following documents are available free, upon request:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The annual and semi-annual reports are incorporated by reference into this Prospectus and the SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Funds, please contact us as follows:

Call:	1-800-925-2870 Monday through Friday 9:00 a.m. to 5:00 p.m. (Eastern Time)

Write:	TDX Independence Funds, Inc. c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Visit:	www.tdxindependencefunds.com

Information Provided by the Securities and Exchange Commission

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Company’s Investment Company Act file number: 811-22001

© 2009 XShares Advisors LLC

TDX INDEPENDENCE FUNDS, INC. (the “Company”)

Privacy Policy Notice

At TDX Independence Funds, Inc., we are committed to maintaining the confidentiality, integrity and security of your personal information. This notice describes our privacy policy.

When you become a Shareholder in the Company or establish a customer relationship with us, we require that you provide us with certain nonpublic personal information about yourself. During the course of our relationship, we may also obtain nonpublic personal information about you from other sources.

We do not disclose any nonpublic personal information about shareholders, potential shareholders, or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who have an appropriate need to know that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to safeguard your nonpublic personal information.

If you have any questions concerning our privacy policies, please contact the Company’s Chief Compliance Officer.

This Privacy Policy Notice is not part of the Prospectus.

TDX Independence Funds, Inc.
420 Lexington Avenue
New York, New York 10170

The Company’s Investment Company Act file number: 811-22001 © 2009 XShares Advisors LLC

TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund

Statement of Additional Information

September 28, 2009

This Statement of Additional Information (“SAI”), which is not a prospectus, contains additional information about TDX Independence Funds, Inc. (the “Company”). This Statement of Additional Information should be read in conjunction with the Company’s current Prospectus, dated September 28, 2009, as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning ascribed to them as in the Prospectus.

The Annual Report to shareholders for the year ended May 31, 2009 and for the period October 1, 2007 through May 31, 2008 is a separate document supplied with this SAI, and the financial statements, including the financial highlights, accompanying notes and report therein of Eisner LLP, the Company’s independent registered public accounting firm, are incorporated by reference into this SAI. A copy of the Prospectus may be obtained without charge, by contacting the Company’s Distributor, ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

I. GENERAL INFORMATION ABOUT THE COMPANY

     TDX Independence Funds, Inc. (the “Company”) was organized as a Maryland corporation on December 22, 2006. The Company is comprised of five different portfolios (each, a “Fund” and together, the “Funds”). Each Fund currently offers one class of shares known as TDX Independence Target Date Shares. The Company may create additional Funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue. The Funds currently comprising the Company are as follows:

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund

     The Funds are registered with the United States Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as open-end, diversified management investment companies.

     Each Fund offers and issues TDX Independence Target Date Shares at net asset value only in aggregations of a specified number of shares, generally in exchange for a basket of equity and fixed income securities included in the Underlying Index, together with the deposit of a specified cash payment. TDX Independence Target Date Shares have been approved for listing and secondary trading on NYSE Arca, Inc. (“NYSE Arca”). TDX Independence Target Date Shares trade on NYSE Arca at market prices that may be below, at, or above net asset value. TDX Independence Target Date Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 200,000 shares. In the event of the liquidation of a Fund, the Company may lower the number of shares in a Creation Unit.

     The Company reserves the right to offer a “cash” option for creations and redemptions of TDX Independence Target Date Shares, although it has no current intention of doing so. TDX Independence Target Date Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

II. INVESTMENT POLICIES AND RELATED RISKS

     Each Fund’s investment objective and principal investment strategies and risks are set forth in the Prospectus. The following information supplements the information contained in the Prospectus. In addition to the Funds’ principal investment strategies, each Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. Some of these strategies and practices, and their associated risks, are described below. In addition to these strategies and practices, each Fund may invest in futures contracts, options on futures contracts, options, as well as swaps on securities in the Underlying Indexes. Each Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

     Limitations and restrictions on investments in securities that are discussed in the Prospectus or in this Statement of Additional Information whether or not expressed in terms of percentage limitations, are measured at the time of investment, unless specifically indicated otherwise. Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

     BORROWING. Each Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of its total assets. A Fund that borrows will pay interest on the borrowed money and may incur additional transaction costs and will be subject to the risk that the return realized from the investment of borrowed money will not exceed these interest and transaction costs. With respect to borrowings, a Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings to raise cash and reduce the amount borrowed so as to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition to these borrowings, each Fund may borrow from banks up to 5% of the Fund’s total assets for temporary or emergency purposes. Borrowings of up to 5% for temporary and emergency purposes are not subject to the requirements to maintain continuous asset coverage of 300%.

     COMMON STOCK. The Funds will invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery. The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful and therefore there is no guarantee that the financial markets or stock and bond values will stabilize in the near future.

     DEBT SECURITIES. The Funds will invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and U.S. agency mortgage pass-through securities.

     Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

     The Funds may invest in debt obligations that are considered investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined to be of comparable quality).

     The Funds may also acquire zero coupon obligations. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

     DEPOSITARY RECEIPTS. Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. Depositary Receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

     For purposes of a Fund’s investment policies, investments in the Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock of an issuer will be treated as common stock of the issuer. Investments in Depositary Receipts involve risks similar to direct investments in the securities of foreign issuers.

     FOREIGN SECURITIES. A Fund may make foreign investments either directly by purchasing foreign securities, or indirectly by purchasing depositary receipts for foreign securities. Foreign securities are issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments, and may trade in U.S. or foreign securities markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments. The value of a Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, potentially confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in the appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund’s investments. Certain countries may also impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Funds. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers and settlement periods for foreign security trades are often longer than in the U.S., which may also affect liquidity. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The rights of investors (such as the Funds) in certain foreign countries may be more limited than shareholders of U.S. corporations and the Funds may have greater difficulty taking appropriate legal action in a foreign court rather than in a U.S. court. Although the Advisor will endeavor to achieve most favorable execution costs for a Fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements relating to a Fund’s foreign securities will be somewhat greater than the expenses relating to a Fund’s domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the Funds, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a Fund.

     Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The value of the foreign securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments. To seek to minimize the impact of such factors on net asset values, a Fund may engage in foreign currency transactions in connection with its investments in foreign securities. A Fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. Currency exchange transactions may be considered borrowings. A Fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the Advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to a Fund’s shareholders. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into futures contracts and options on futures contracts. The Funds will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Funds will not use futures or options on futures for speculative purposes.

     A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, a Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits are typically calculated as a percentage of the contract’s market value.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract value changes, or if the value of the securities placed in margin deposit with the broker changes, to the extent that margin deposit requirements are no longer satisfied, the Fund will be required to make payment of additional “variation margin.” Conversely, contract value changes or changes in the value of margin securities may occur in such a way as to result in “excess margin,” which would typically be repaid to the Fund. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is not leveraged. When a Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position.

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     Each Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC. In this regard, the Funds have claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act. Each Fund intends to limit its hedging transactions in futures contracts so that immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

     The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a Fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A Fund bears the risk that the Advisor will incorrectly predict future market trends. If the Advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

     A Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker’s other customers, potentially resulting in losses to the Fund.

     GOVERNMENT OBLIGATIONS. The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Fund.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its management and administration fees.

     MONEY MARKET INSTRUMENTS. The Funds may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

     Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

     Investments by a Fund in commercial paper will consist of issues that are rated “A-2” or better by S&P or “Prime-2” or better by Moody’s. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

     Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

     OPTIONS. The Funds may purchase put and call options. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a “senior security” by a Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund segregates liquid assets in a segregated account in sufficient amount to cover the transaction.

     If a trading market in particular options were to become unavailable, investors in those options (such as the Funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A Fund bears the risk that the Advisor will not accurately predict future market trends. If the Advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

     REAL ESTATE INVESTMENT TRUSTS (REITs). The Funds may invest in REITs, which pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Among other organizational and operational requirements, to qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

     An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

     Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

     While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

     Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security

(generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the Advisor will monitor a Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Repurchase agreements are usually for short periods, seven days or less, but can be for longer periods. A Fund will not enter into a repurchase agreement of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of a Fund’s net assets would be so invested.

     REVERSE REPURCHASE AGREEMENTS. The Funds may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The repurchase price will include an interest element. A reverse repurchase agreement is considered to be a borrowing for purposes of the 1940 Act. A Fund will typically invest the cash received from the reverse repurchase agreement and will also continue to receive any principal and interest payments on the security loaned to the reverse repurchase agreement counterparty during the term of the agreement. Reverse repurchase agreements involve the risk that a Fund will not realize earnings from the investment of the cash proceeds obtained from the transaction in sufficient amount to offset the interest paid to the reverse repurchase agreement counterparty. The Funds’ custodian bank will be required segregate liquid assets in a segregated account in sufficient amount to cover a Fund’s obligation to repurchase the securities under the contract. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

     SHORT-TERM INSTRUMENTS. The Fund may invest in short-term instruments, which include obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

     Short-term instruments may also include U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the FDIC or any other agency of the U.S. government. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     SWAP AGREEMENTS. A swap agreement is an agreement between two parties to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index. A Fund is required to maintain liquid assets in a segregated account in an amount sufficient to cover its obligations under the swap agreement.

     The use of swap agreements by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. For example, if the counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     U.S. AGENCY MORTGAGE PASS-THROUGH SECURITIES. The Funds may purchase U.S. Agency pass-through mortgage obligations that meet each Fund’s selection criteria and are investment grade or of comparable quality. Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”).

     As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

III. FUNDAMENTAL INVESTMENT LIMITATIONS

     Each Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of a Fund’s outstanding shares. For these purposes, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the outstanding shares of a Fund, if the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of a Fund. The Funds may not:

     1. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

     2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     6. Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of a Fund’s assets.

     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction, however, with respect to borrowings and illiquid securities, as described herein, changes in the percentages of such securities after the time of investment will be monitored and assessed to ensure the Funds’ compliance with said limitations.

IV. MANAGEMENT

OFFICERS AND DIRECTORS

     The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors (the “Board”). The Directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Each Director serves until his termination; retirement, resignation, or death; or as otherwise specified in the Company’s organizational documents. The Board is currently comprised of four Directors, of whom three Directors are not “interested” persons of the Company or the Advisor, as defined under the 1940 Act (“Disinterested Directors”). The Directors do not serve as directors for any other funds advised by the Advisor or any funds that have an investment advisor that is affiliated with the Advisor. The mailing address of the Directors and officers is 420 Lexington Avenue, New York, New York 10170.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Disinterested
Directors:

R. Charles Tschampion	Director,	Since	Director, Industry	5	Trustee and
Age 63,	Chairman of	2007	Relations, CFA		Member of the
420 Lexington Avenue	the Audit		Institute since		Audit Committee,
New York, New York	Committee		2005; Managing		SPDR Select
10170	and Member		Director of		Sector Trust;
	of the		Investment		Trustee of Lehigh
	Nominating		Research and		University;
	Committee		Managing		Director,
			Director of		Real Estate
			Defined		Information
			Contribution		(REIS) Board.
Plans, General
Motors Asset
Management
Corporation from
1994 to 2005.

Ernest J. Scalberg	Director,	Since	Research	5	Trustee and
Age 64,	Member of the	2007	Professor, and		Member of the
420 Lexington Avenue	Audit and		Director of the		Audit Committee,
New York, New York	Nominating		GLOBE Center,		SPDR Select
10170	Committees		Monterey		Sector Trust;
			Institute;		Trustee, The
			Associate Vice		International
			President for		University in
			External		Geneva.
Programs and
Dean of the
Fisher Graduate
School of
International
Business,
Monterey
Institute of
International
Studies from
2001 to 2009.

Michael G. Smith	Director,	Since	Retired since	5	Director, Ivy
Age 65,	Member of the	2007	1999. Formerly,		Funds, Inc.;
420 Lexington Avenue	Audit and		Managing		Director,
New York, New York	Nominating		Director,		Northwestern
10170	Committees		Corporate and		Mutual Series
			Institutional		Fund, Inc.;
			Client Group,		Director, Cox
			Central Region,		Business School,
			Merrill Lynch &		Southern
			Co., Inc.		Methodist
University.

Interested Director/
Officers:

Jeffrey Feldman	Director and	Since	Chief Executive	5	N/A
Age 62,	Chairman of	2008	Officer, XShares
420 Lexington Avenue	the Board		Group, Inc.
New York, New York			from 2006 to
10170			2009; Chief
Executive
Officer,
Wellspring
Biocapital LLC
(predecessor
firm) from 2004
to 2006.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

David M. Kelley	President and	Since	Chief Operating	N/A	N/A
Age 48,	Chief	2007	Officer of TD
420 Lexington Avenue	Executive		AMERITRADE
New York, New York	Officer		Holding
10170			Corporation since
2008 and
Executive Vice
President since
2007; Chief
Information
Officer of TD
AMERITRADE
Holding
Corporation from
2006 to 2007;
Senior Vice
President of TD
AMERITRADE
Holding
Corporation from
2006 to 2007;
Chief Technology
Officer,
Corporate
Division, Merrill
Lynch & Co., Inc.
from 2002 to
2005.

David W. Jaffin	Chief	Since	Chief Operating	N/A	N/A
Age 55,	Operating	2006	Officer, XShares
420 Lexington Avenue	Officer		Group, Inc. since
New York, New York			2006; Chief
10170			Financial Officer,
XShares Advisors
LLC since 2006;
Secretary and
Treasurer,
HealthShares™
Inc. from 2006
to 2009;
President,
Technical
Coatings
Laboratory from
2000 to 2005.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
James J. McCluskey	Secretary,	Since	Chief Financial	N/A	N/A
Age 53,	Treasurer,	2008	Officer, XShares
420 Lexington Avenue	Chief		Group, Inc.; SVP
New York, New York	Financial		Finance &
10170	Officer and		Controller,
	Controller		XShares Advisors
LLC since 2007;
Interim CFO and
VP Finance and
Business
Strategies,
Lincoln Financial
until 2006.

*	Officers/Directors of the Company are “interested persons” as defined in the 1940 Act.

     No officer, director or employee of the Advisor or any of its affiliates receives any compensation from the Company or the Funds for serving as an officer or Director of the Company or the Funds. The Company pays each Disinterested Director an annual fee of $30,000, plus $4,000 per meeting attended ($1,000 per meeting, if attended telephonically). Each Disinterested Director will also receive $2,000 per Audit Committee meeting attended, although the Audit Committee Chairman will receive $3,000 per Audit Committee meeting attended. The Company reimburses each Director for their costs and expenses associated with their performance of their duties hereunder, including the cost and expenses associated with attendance of meetings of the Board.

     Set forth below is the compensation received by the Directors from the Company for the fiscal period ended May 31, 2009. Directors’ fees and expenses are allocated among the Funds based on each Fund’s relative net assets.

Name of Person, Position	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Fund Complex Paid to Directors
Jeffrey Feldman, Director and
Chairman of the Board	—	—	—	—

R. Charles Tschampion, Director
and Chairman of the Audit
Committee	$56,000	—	—	$56,000

Ernest J. Scalberg, Director	$53,000	—	—	$53,000

Michael G. Smith, Director	$53,000	—	—	$53,000

     Director Ownership of Fund Shares. The following table shows the dollar range of fund shares beneficially owned by each Director as of December 31, 2008.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN COMPLEX
Jeffrey Feldman	N/A	N/A

R. Charles Tschampion	N/A	N/A

Ernest J. Scalberg	N/A	N/A

Michael G. Smith	N/A	N/A

BOARD COMMITTEES

     The Funds’ Board of Directors has established the following committees:

     Audit Committee. The Board has an Audit Committee that meets at least twice annually to select, oversee and set the compensation of the Company’s independent registered public accounting firm (the “Accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Company and for pre-approving certain non-audit services performed by the Accountants for the Advisor and each Sub-Advisor and certain of their control persons. The Audit Committee is comprised of all of the Company’s Disinterested Directors. The Audit Committee also meets with the Accountants to review the Funds’ financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters. The Audit Committee also acts as the Company’s qualified legal compliance committee. The Audit Committee met 4 times during the last fiscal period.

     Nominating Committee. The Board has a Nominating Committee to whose discretion the selection and nomination of directors who are not “interested persons,” as defined in the 1940 Act, of the Funds is committed. The Nominating Committee is comprised of all of the Company’s Disinterested Directors. This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so. The Nominating Committee did not meet during the last fiscal period.

INVESTMENT ADVISOR AND SUB-ADVISORS

     XShares Advisors LLC (the “Advisor”) serves as the investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Company’s Board of Directors. The Advisor is located at 420 Lexington

Avenue, New York, NY 10170. The Advisor’s parent company is XShares Group, Inc. (“XShares Group”). XShares Group is an early stage financial services company specializing in the development of innovative financial products and investment strategies. Amerivest Investment Management, LLC (“Amerivest”) serves as a sub-advisor to the Funds. Amerivest, located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005, is a Delaware limited liability company and a wholly-owned subsidiary of TD AMERITRADE Holding Corporation, whose headquarters are located at 4211 South 102nd Street, Omaha, Nebraska 68127 (“TDAHC”). TDAM USA Inc. (“TDAM”) also serves as a sub-advisor to the Funds pursuant to an Interim Sub-Advisory Agreement, replacing Mellon Capital Management Corporation (“Mellon Capital”) as a sub-advisor to the Funds, as described more fully below. TDAM, located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a Delaware corporation and a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”) and an affiliate of Amerivest, under common control of TD Bank. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group (“TDBFG”). TDAM operates in Canada as TD Asset Management Inc. (collectively, “TD Asset Management”). TD Asset Management is a highly diversified North American investment management organization with leading market positions in active, quantitative and passive portfolio management. In the aggregate, as of June 30, 2009, TD Asset Management’s investment professionals managed over US$134 billion in assets under management on behalf of pension, insurance, endowment/foundation and corporate clients, as well as for high-net worth individuals and retail mutual funds. (Amerivest and TDAM are each referred to as a “Sub-Advisor” and, together, the “Sub-Advisors”). TDAM chooses each Fund’s portfolio investments and places orders to buy and sell the Fund’s portfolio investments. Pursuant to separate Sub-Advisory Agreements between the Advisor and each Sub-Advisor, the Sub-Advisors will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds’ Board of Directors. In this regard, the Sub-Advisors will be responsible for managing the investment and reinvestment of each Fund’s assets in accordance with the Fund’s objectives and for general administration, compliance and management services as may be agreed between Advisor and each Sub-Advisor from time to time.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement with the Company (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Advisor is responsible, subject to the supervision of the Company’s Board for the day-today management of each Fund in accordance with each Fund’s investment objectives, policies and strategies. The Advisor also administers the Company’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Directors or employees of the Company. Pursuant to the Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors for the performance of any of the services to be provided by the Advisor under the Advisory Agreement. Under the Advisory Agreement, the Advisor is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

     For the services it provides to the Funds, the Advisor receives a unified management fee equal to an annual rate of .65% of each Fund’s average daily net assets. The fees are accrued daily and paid monthly. Out of the management fee, the Advisor pays, or arranges for the payment of, all fees and expenses of the Sub-Advisors, the Transfer Agent, the Administrator and Accounting Agent and the Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested Directors (including legal counsel fees), certain out-of-pocket expenses of the Advisor or Sub-Advisors, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the Chief Compliance Officer and expenses associated with the Funds’ compliance program, litigation expenses, fees and expenses of the Funds’ independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.

     The Advisor at its discretion may waive its right to any portion of the advisory fee and may use any portion of this fee for purposes of shareholder and administrative services. There can be no assurance that such fees will be waived in the future.

     The Funds’ accrued advisory fees, waived fees and net advisory fees paid for the fiscal period ended May 31, 2008 is shown in the table below.

	Advisory Fees Accrued	Advisory Fees Waived	Net Advisory Fees Paid
TDX Independence 2010 Exchange-Traded Fund(1)	$76,940	$65,103	$11,837

TDX Independence 2020 Exchange-Traded Fund(1)	$135,298	$114,483	$20,815

TDX Independence 2030 Exchange-Traded Fund(1)	$107,380	$90,860	$16,520

TDX Independence 2040 Exchange-Traded Fund(1)	$114,302	$96,717	$17,585

TDX Independence In-Target Exchange-Traded Fund(1)	$78,631	$66,534	$12,097

(1)	From the Fund’s inception on October 1, 2007 through May 31, 2008.

     The Funds’ accrued advisory fees, waived fees and net advisory fees paid for the fiscal period ended May 31, 2009 is shown in the table below.

	Advisory Fees Accrued	Advisory Fees Waived	Net Advisory Fees Paid
TDX Independence 2010 Exchange-Traded Fund	$128,169	$108,451	$19,718

TDX Independence 2020 Exchange-Traded Fund	$228,914	$193,696	$35,218

TDX Independence 2030 Exchange-Traded Fund	$182,392	$154,332	$28,060

TDX Independence 2040 Exchange-Traded Fund	$178,945	$151,415	$27,530

TDX Independence In-Target Exchange-Traded Fund	$168,823	$142,850	$25,973

     In accordance with the terms of the Sub-Advisory Agreement with Amerivest, the Advisor pays Amerivest, out if its own resources, a fee at the annual rate of .55% of each Fund’s average daily net assets for the first $5 billion in assets and .60% of each Fund’s average daily net assets in excess of $5 billion.

     For the fiscal years ended May 31, 2008 and 2009, the Advisor paid Amerivest a total of $433,697 and $750,744, respectively.

     Out of the Sub-Advisory fee, Amerivest pays all fees and expenses of TDAM, the Transfer Agent, Administrator and Accounting Agent and Custodian. Amerivest has

contractually agreed to reduce its fees and/or pay Fund operating expenses (excluding any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit each Fund’s Net Annual Operating Expenses for shares of the Fund to .65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

     Amerivest pays TDAM, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

     There is a minimum annual fee of $ 35,000 per Fund.

     For the fiscal years ended May 31, 2008 and 2009, Amerivest paid Mellon Capital(1) a total of $116,666 and $174,639, respectively.

(1)	The Sub-Advisory Agreement with Mellon Capital terminated, pursuant to its terms, effective August 3, 2009. Amerivest paid Mellon Capital an additional amount of $29,116 through August 3, 2009.

     The Advisory Agreement and Sub-Advisory Agreement between the Advisor and Amerivest, with respect to each Fund, were initially approved by the Board on July 24, 2007, and were subsequently approved by the Board to continue for successive annual terms on July 23, 2009. The Advisory Agreement and Sub-Advisory Agreement with Amerivest, with respect to each Fund, continue in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement and Sub-Advisory Agreement with Amerivest are each terminable without penalty by the Company with respect to one or more of the Funds on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Advisor or Amerivest (as applicable) on 60 days written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement and Sub-Advisory Agreement with Amerivest provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor or Amerivest, or of reckless disregard by each of them of their obligations thereunder, the Advisor and Amerivest shall not be liable for any action or failure to act in accordance with its duties thereunder.

     On July 23, 2009, the Board of Directors of the Company approved, subject to shareholder approval, a form of Investment Advisory Agreement between the Company, on behalf of the Funds, and Amerivest (the “New Advisory Agreement”), with Amerivest replacing the Advisor as the investment advisor to each Fund.

     Mellon Capital, successor in interest to BNY Investment Advisors, previously served as an investment sub-advisor to the Funds. The Sub-Advisory Agreement with Mellon Capital terminated, pursuant to its terms, effective August 3, 2009. To facilitate an uninterrupted investment program for the Funds, on July 23, 2009, the Board of Directors approved an Interim Sub-Advisory Agreement (the “Interim Agreement”) between the Advisor and TDAM, replacing Mellon Capital as a sub-advisor to the Funds effective August 3, 2009. On July 23, 2009, the Board of Directors also approved, subject to shareholder approval, a form of Sub-Advisory Agreement between Amerivest and TDAM (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”).

     The New Agreements are subject to, and will take effect upon, the approval of shareholders by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund. If approved, the New Agreements would remain in effect for an initial term of two years, and continue in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance.

     Pursuant to the Interim Agreement, TDAM will serve as a sub-advisor to the Funds until the earlier of December 31, 2009 or the date the New Agreements are approved by shareholders of each Fund. The terms of the Interim Agreement are substantially similar to the previous Sub-Advisory Agreement between the Advisor and Mellon Capital (the “Previous Sub-Advisory Agreement”). The compensation to be paid to TDAM under the Interim Agreement is no greater than the compensation previously paid to Mellon Capital under the Previous Sub-Advisory Agreement.

     The New Advisory Agreement contains substantially similar terms as the Advisory Agreement, including, the payment of a unified management fee. More particularly, pursuant to the New Advisory Agreement, the Company will pay to Amerivest an advisory fee computed daily and payable monthly (as soon as practical after the last day of each month) in an amount equal to 0.65% of an annualized basis of each Fund’s average daily net assets. Amerivest has also contractually agreed to continue the Expense Cap until at least September 30, 2010.

     The New Sub-Advisory Agreement contains substantially similar terms as the Interim Agreement and the Previous Sub-Advisory Agreement. In accordance with the terms of the New Sub-Advisory Agreement, Amerivest will pay a fee to TDAM equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. In addition, a minimum annual investment management fee of $35,000 per Fund payable by Amerivest to TDAM will continue to apply.

PORTFOLIO MANAGERS

     Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

     TDAM supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Fund’s investment securities. TDAM utilizes teams of investment professionals acting together to manage the assets of each Fund. The TDAM Portfolio Managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Funds are: Glenn Davis and Vishal Bhatia. Dennis Woessner and Craig Gaskin provide portfolio management services to the Funds on an auxiliary basis.

     Ivo Ivanov provides portfolio consulting to the Advisor and oversight over TDAM, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies. Mr. Ivanov is Director of Portfolios for Amerivest and also Director-Portfolio Management in the Investor Group of TDAHC. Mr. Ivanov has had significant responsibility for Amerivest's portfolios since joining TDAHC in 2003. Prior to joining TDAHC, Mr. Ivanov was a Vice President of Bear Stearns Asset Management Inc. providing design, development and implementation of quantitative investment strategies used in the management of institutional and retail accounts (2000-2003).

Fixed Income Portion

     Messrs. Davis and Woessner are responsible for the day-to-day management of the fixed income portfolios of the Funds.

     Glenn Davis is a Managing Director of TDAM and has direct oversight responsibility for fixed income portfolios, including the TDAM Short Term Bond Fund. Mr. Davis joined TD Banknorth Wealth Management in March of 2005 as a Senior Vice President and Chief Investment Strategist and Head of Fixed Income. In January 2009, following the acquisition by TD Bank of Banknorth and Commerce Bank, the asset management teams in the United States were realigned and, as a result, Mr. Davis joined TDAM. Prior to joining TD Banknorth Wealth Management, Mr. Davis was Director of Fixed Income at Freedom Capital Management from 2002 to 2005. Mr. Davis holds a B.A. in Economics from Colby College, 1980, and has an M.B.A. in Finance from the Hofstra University Graduate School of Business, 1985. Mr. Davis has 29 years of investment experience and attained the Chartered Financial Analyst (“CFA”) designation in 1995.

     Dennis Woessner is a Vice President and Director of TDAM. Mr. Woessner joined TDAM in July, 2009 as a fixed income portfolio manager. Prior to joining TDAM, Mr. Woessner worked at Aviva Investors (formerly, MFM International) managing all-corporate and all-credit portfolio mandates from June 2003 through June 2008. From June 1995 to April 2003, Mr. Woessner traded a range of fixed income asset classes and was part of the securitized and corporate bond strategy teams at Standish Mellon Asset Management. Mr. Woessner also held a variety of fixed income positions at Salomon Brothers Inc., from November 1988 to June 1995. Mr. Woessner holds a Bachelor of Business Administration in Banking and Finance from Hofstra University and is a CFA Charterholder.

Equity Portion

     Messrs. Bhatia and Gaskin are responsible for the day-to-day management of the equity portfolios of the Funds.

     Vishal Bhatia is a Vice President and Director of TDAM and a member of the Quantitative Investment Management team. In December 1996, he joined TD Asset Management Inc., an affiliate of TDAM, and recently started providing portfolio management services to TDAM. As a member of the Quantitative Investment Management team, Mr. Bhatia’s responsibilities encompass research, portfolio management, and daily trading activity for US, Canadian and Global equity funds. Mr. Bhatia is also extensively involved in the implementation and coordination of multi-asset class transitions. Mr. Bhatia graduated from the University of Toronto in 1995 with an Honours Bachelor of Science in Cell & Molecular Biology. Mr. Bhatia has 13 years of investment experience and attained the CFA designation in 2000.

     Craig Gaskin is a Managing Director and senior member of the investment professional team at TDAM. Mr. Gaskin is responsible for oversight of Equity Index portfolio management, Transition Management Services and is Head of Equity Trading at TDAM. Mr. Gaskin joined TD Asset Management Inc. in 1995 as a member of the Quantitative Research team and in 1997 he began working as an equity trader and a portfolio manager. Mr. Gaskin received both his undergraduate Civil Engineering degree and M.B.A. from Queen’s University in Canada in 1988 and 1993, respectively. He is also a CFA Charterholder.

Other Accounts Managed

     The Portfolio Managers were also primarily responsible for the day-to-day management of other accounts, as set forth in the tables below.

     As of August 31, 2009, Messrs. Davis and Woessner were jointly responsible for the day-to-day portfolio management of 483 separate accounts and 1 registered investment company managed by TDAM.

     As of August 31, 2009, Messrs. Bhatia and Gaskin were jointly responsible for the day-to-day portfolio management of 32 separate accounts managed by TD Asset Management, Inc.

     As of May 31, 2009, Ivo Ivanov did not have primary responsibility for the day-to-day management of any other registered investment company or pooled investment vehicle. He did have such responsibility, however, for 36 other client accounts managed by Amerivest on a discretionary basis for its new Amerivest Guided Portfolio service. Such service uses mutual funds as its investment vehicles, unlike the Funds, so there is no potential for portfolio management conflicts of interest.

     The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

     The following table provides information relating to other accounts managed by Mr. Davis*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	0	483
Number of Accounts Managed with
Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$35	$0	$2,660
Assets Managed with Performance-Based Fees	$0	$0	$0

*	The other accounts represented are co-managed with Mr. Woesnner.

     The following table provides information relating to other accounts managed by Mr. Woessner*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	0	483
Number of Accounts Managed with
Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$35	$0	$2,660
Assets Managed with Performance-Based Fees	$0	$0	$0

*	The other accounts represented are co-managed with Mr. Davis.

     The following table provides information relating to other accounts managed by Mr. Bhatia*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	0	32
Number of Accounts Managed with
Performance-Based Fees		0	0
Assets Managed (assets in millions)	$0	$0	$10,310
Assets Managed with Performance-Based Fees	$0	$0	$0

*	The other accounts represented are co-managed with Mr. Gaskin.

     The following table provides information relating to other accounts managed by Mr. Gaskin*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	0	32
Number of Accounts Managed with
Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$0	$10,310
Assets Managed with Performance-Based Fees	$0	$0	$0

*	The other accounts represented are co-managed with Mr. Bhatia.

     The following table provides information relating to other accounts managed by Mr. Ivanov:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	0	36
Number of Accounts Managed with
Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$0	$1.572
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Compensation

     As a member of TDBFG, TDAM has the following major components in its compensation program for the Portfolio Managers:

• Base Salary
• Annual Incentive Program
• Long Term Incentive Plan
• Profit Sharing Plan

     TDAM maintains competitive salaries for all employees, based on independent research of the investment management industry.

     Each Portfolio Manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TDBFG’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

     The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of TDAM, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year.

     Participation in the Profit Sharing Plan enables employees to share in the profits of TDAM, limited to a certain percentage.

     As of May 31, 2009, Ivo Ivanov’s compensation generally consists of a base salary and a quarterly bonus. His base salary is a fixed amount that may change as a result of periodic reviews, upon assumption of new duties or when the competitive forces in the employment marketplace call for such an adjustment. The size of his quarterly bonus depends on several factors, including (i) the operating results of TDAHC, (ii) the operating results of Mr. Ivanov’s business unit and (iii) his individual performance relative to a number of standards as set by TDAHC from time to time.

Portfolio Manager Ownership of Fund Shares

     As of May 31, 2009, none of the Portfolio Managers beneficially owned any shares of the Funds.

Potential Conflicts of Interest

     Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios that have a similar investment style as the Funds. However, the portfolios managed by a Portfolio Manager may not have portfolio compositions identical to those of the Funds managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed”). In addition, current trading practices do not allow TDAM to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

DISTRIBUTOR

     ALPS Distributors, Inc., a Colorado corporation with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado, serves as the distributor of Creation Units for each Fund on an agency basis (the “Distributor”). The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes the shares of the Funds. Shares are continuously offered for sale by the Distributor only in Creation Unit Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor.

     Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Funds, will solicit orders for the purchase of the Funds’ shares, provided that any subscriptions and orders will not be binding on the Funds until accepted by the Funds. The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of orders placed with

it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

     The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Organizations (as discussed in “Procedures for Creation of Creation Unit Aggregations” below) or DTC participants (as defined below).

     The Distribution Agreement was initially approved by the Board on July 24, 2007, and subsequently approved on July 23, 2009. The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by the Company with respect to one or more of the Funds on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or of reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND ACCOUNTING AGENT

     The Bank of New York Mellon Corporation (“BNY Mellon”) serves as Administrator and Accounting Agent for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

     BNY Mellon serves as Administrator and Accounting Agent for the Funds pursuant to an Administration and Accounting Agreement. Under the Administration and Accounting Agreement, BNY Mellon is obligated on a continuous basis, to provide certain administration, valuation, accounting and computational services necessary for the proper administration of the Company and each Fund. As Fund Accountant, BNY Mellon holds the Funds’ assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. Pursuant to the Administration and Accounting Agreement, the Company has agreed to indemnify BNY Mellon for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

     For the fiscal years ended May 31, 2008 and 2009, the Advisor paid the Administrator and Accounting Agent a total of $468,981 and $732,943, respectively.

CUSTODIAN AND TRANSFER AGENT

     BNY Mellon, 101 Barclay Street, New York, New York 10286 also serves as custodian for the Funds pursuant to a Custodian Agreement. BNY Mellon also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. BNY Mellon may be reimbursed by the Funds for its out-of-pocket expenses.

LEGAL COUNSEL

     Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Eisner LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.

V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of August 31, 2009, the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Funds.

     Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 31, 2009, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

TDX Independence 2010 Exchange-Traded Fund

Name and Address	%
JPMC Clearing	13.48%
One Metrotech Center North, 4th Fl.
Brooklyn, NY 11201-3862
TD Ameritrade	80.34%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

TDX Independence 2020 Exchange-Traded Fund

Name and Address	%
TD Ameritrade	94.51%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

TDX Independence 2030 Exchange-Traded Fund

Name and Address	%
JPMC Clearing One Metrotech Center North, 4th Fl. Brooklyn, NY 11201-3862	7.95%
TD Ameritrade	86.69%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

TDX Independence 2040 Exchange-Traded Fund

Name and Address	%
TD Ameritrade	92.04%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

TDX Independence In-Target Exchange-Traded Fund

Name and Address	%
JPMC Clearing	7.21%
One Metrotech Center North, 4th Fl.
Brooklyn, NY 11201-3862
TD Ameritrade	89.57%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

VI. CODE OF ETHICS

     The Company, the Advisor, the Sub-Advisors and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of the Funds in securities that may be purchased or held by the Funds to ensure that such investments do not disadvantage the Funds. The codes of ethics for the Company, the Advisor, the Sub-Advisors and the Distributor are filed as exhibits to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

VII. PROXY VOTING POLICIES

     The Board of Directors has delegated the responsibility to vote proxies for securities held in the Funds’ portfolios to TDAM, subject to the Advisor’s and Board’s oversight. TDAM’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. A copy of each Fund’s voting record on Form N-PX relating to portfolio securities for the twelve month period ended June 30, 2009, may be obtained on the Funds’ website at http://www.tdxindependencefunds.com/ and on the SEC’s website at http://www.sec.gov.

VIII. PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

     The Company’s Board of Directors has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly available internet web sites. In addition, a basket composition file, which includes the security names and share quantities required to be delivered in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the applicable Fund.

IX. PORTFOLIO TRANSACTIONS

     The policy of the Company regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining “best execution” of transaction at commission rates that are reasonable in relation to the value of brokerage services obtained. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and each Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.

     The Advisor and Sub-Advisors owe a fiduciary duty to their clients to obtain best execution on trades effected. “Best execution” does not necessarily mean that only brokers offering the lowest available commission rate will be selected to execute transactions. In determining “best execution,” the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select form among multiple broker/dealers. The Advisor and Sub-Advisors will also use ECNs when appropriate.

     The Advisor and Sub-Advisors do not presently participate in any soft dollar arrangements. They may, however, aggregate trades with clients of a Sub-Advisor, whose commission dollars are used to generate soft dollar credits. Although the Company’s commissions are not used for soft dollars, the Company may benefit from the soft dollar products/services received by a Sub-Advisor.

     The Advisor and Sub-Advisors assume general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other clients of the Advisor or Sub-Advisors are considered at or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor and Sub-Advisors. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company.

     Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund may exceed 100%. The overall reasonableness of brokerage commissions is evaluated by the Advisor and each Sub-Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

     The Funds’ portfolio turnover rates for the fiscal years ended May 31, 2008 and 2009 were as follows:

	5/31/08(1)	5/31/09
TDX Independence 2010 Exchange-Traded Fund	22%	54%

TDX Independence 2020 Exchange-Traded Fund	20%	64%

TDX Independence 2030 Exchange-Traded Fund	13%	64%

TDX Independence 2040 Exchange-Traded Fund	10%	56%

TDX Independence In-Target Exchange-Traded Fund	21%	75%

(1)	From the Fund’s inception on October 1, 2007 through May 31, 2008.

     Brokerage commissions for the fiscal years ended May 31, 2008 and 2009 are shown in the table below.

	5/31/08(1)	5/31/09
TDX Independence 2010 Exchange-Traded Fund	$589	3,106

TDX Independence 2020 Exchange-Traded Fund	$1,430	10,827

TDX Independence 2030 Exchange-Traded Fund	$1,353	11,907

TDX Independence 2040 Exchange-Traded Fund	$1,284	12,546

TDX Independence In-Target Exchange-Traded Fund	$213	2,543

(1)	From the Fund’s inception on October 1, 2007 through May 31, 2008.

X. SHARE PRICE

NET ASSET VALUE

     Each Fund’s share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

XI. INFORMATION ABOUT TDX INDEPENDENCE TARGET DATE SHARES

     Each Fund offers and issues an exchange-traded class of shares called TDX Independence Target Date Shares. Each Fund issues and redeems TDX Independence Target Date Shares in large lots, known as “Creation Units.” To purchase or redeem a Creation Unit, you must be a Participating Organization or you must do so through a broker that is a Participating Organization. A Participating Organization is either a member of the Continuous Net Settlement System of the NSCC or a participant in the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Funds’ Distributor.

     Each Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of the Fund’s Underlying Index (Deposit Securities). Each Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of a Fund’s portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

ADDITIONAL INFORMATION ABOUT THE UNDERLYING INDEX AND THE INDEX ADMINISTRATOR

     Based on its own proprietary intellectual model, Zacks has established specific criteria for determining which securities will represent each of the three broad asset classes and therefore eligible for inclusion in the Underlying Indexes (the “Index Methodology”). Each Underlying Index will be administered by Zacks, which also serves as Index Administrator. As Index Administrator, Zacks will employ the Index Methodology to determine the composition of each Underlying Index. Bloomberg L.P. (“Bloomberg”) acts as “index calculation agent” in connection with the calculation and dissemination of each Underlying Index. Each Underlying Index is compiled, maintained and calculated without regard to the Advisor, Sub-Advisors, or Distributor. The Index Administrator has no obligation to take the specific needs of the Advisor, Sub-Advisors or Distributor into account in the determination and calculation of the Underlying Index.

     It is expected that each Underlying Index will be available through major market data vendors as a result of dissemination to the Consolidated Tape Association by Bloomberg. Bloomberg is not affiliated with the Company, the Funds, the Advisor, the Sub-Advisors or the Distributor. Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between Zacks and Amerivest and a sub-licensing agreement between Amerivest and the Advisor. There is no charge to the Funds in connection with these licensing agreements.

EXCHANGE LISTING AND TRADING

     Each Fund’s TDX Independence Target Date Shares are listed and trade on NYSE Arca at market prices that may differ from NAV. The only relationship that NYSE Arca has with the Advisor, the Sub-Advisors, the Distributor or the Company in connection with the Funds is that NYSE Arca lists the TDX Independence Target Date Shares pursuant to its listing agreement with the Company. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     There can be no assurance that, in the future, a Fund’s TDX Independence Target Date Shares will continue to meet all of NYSE Arca’s listing requirements. NYSE Arca may, but is not required to, delist a Fund’s TDX Independence Target Date Shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of a Fund’s TDX Independence Target Date Shares for 30 or more consecutive trading days; (2) the value of the Underlying Index related to the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. NYSE Arca will also delist a Fund’s TDX Independence Target Date Shares upon termination of a Fund’s TDX Independence Target Date Shares class.

     As with any stock traded on an exchange, purchases and sales of a Fund’s TDX Independence Target Date Shares will be subject to usual and customary brokerage commissions. The Company reserves the right to adjust the price levels of the TDX Independence Target Date Shares (but not their value) in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of a Fund.

BOOK ENTRY ONLY SYSTEM

     DTC acts as securities depositary for the TDX Independence Target Date Shares. TDX Independence Target Date Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for TDX Independence Target Date Shares. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own

DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

     Beneficial ownership of TDX Independence Target Date Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in TDX Independence Target Date Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of TDX Independence Target Date Shares.

     Each Fund recognizes DTC or its nominee as the record owner of all TDX Independence Target Date Shares for all purposes. Beneficial Owners of TDX Independence Target Date Shares are not entitled to have TDX Independence Target Date Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of TDX Independence Target Date Shares.

     Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Company upon request and for a fee a listing of the TDX Independence Target Date Shares of each Fund held by each DTC Participant. The Company shall obtain from each such DTC Participant the number of Beneficial Owners holding TDX Independence Target Date Shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions shall be made to DTC or its nominee as the registered holder of all TDX Independence Target Date Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in TDX Independence Target Date Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of TDX Independence Target Date Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

     The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such TDX Independence Target Date Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may determine to discontinue providing its service with respect to TDX Independence Target Date Shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of TDX Independence Target Date Shares, unless the Company makes other arrangements with respect thereto satisfactory to NYSE Arca (or such other exchange on which TDX Independence Target Date Shares may be listed).

PURCHASE AND ISSUANCE OF TDX INDEPENDENCE TARGET DATE SHARES IN CREATION UNITS

     The Funds issue and sell TDX Independence Target Date Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The Funds will not issue fractional Creation Units. A Business Day is any day on which NYSE Arca is open for business.

FUND DEPOSIT

     The consideration for purchase of a Creation Unit from a Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

     The Balancing Amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (the “Deposit Amount”). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

     The Company, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of the regular trading session on NYSE Arca (currently 9:30 a.m., Eastern Time), a list of the names and the required number of shares of each

Deposit Security to be included in the current Fund Deposit for each Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available. Each Fund reserves the right to accept a nonconforming Fund Deposit.

     The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the Underlying Index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by a Participating Organization (as defined below) or the investor for which a Participating Organization is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, the Advisor, subject to the approval of the Board of Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities, the Company, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund’s determination shall be final and binding.

PROCEDURES FOR CREATION OF CREATION UNITS

     To be eligible to place orders with the Distributor and to purchase Creation Units from a Fund, you must be (i) a Participating Organization, i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). A Participating Organization and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

     All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Company permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

     All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

     Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Company, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

     Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

     All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Company, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

     Creation Unit Aggregations may be created in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Company may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Company and Fund for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

     Acceptance of Orders for Creation Unit Aggregations. The Company reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Company, the Custodian, the Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Company, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Company, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

     Creation Transaction Fee. To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee, payable to the Company regardless of the number of creations made each day. A minimum Creation Unit transaction fee is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired. The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC. There is no maximum transaction fee level. An additional variable charge may be imposed for cash creations (to offset the Company’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

     The level of the Creation/Redemption transaction fee is described in the Prospectus.

     Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

     With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of the regular trading session on NYSE Arca (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

     Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

     The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

     Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed (to offset the Company’s brokerage and other transaction costs associated with using cash to redeem the requisite Deposit Securities). Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

     Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Company after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

     Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Company has deemed an order for redemption outside the Clearing Process received, the Company will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Company.

     The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Company. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

     If it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

XII. CAPITAL STOCK AND OTHER SECURITIES

     There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     The Company is organized as a corporation under Maryland law. A shareholder of a Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts.

     The authorized capital stock of the Company consists of 12.5 billion shares of stock, $.0001 par value per share. The Company’s Board of Directors is authorized to divide the shares into separate series of stock, one for each of the Funds that may be created. The series (Funds) set forth herein have been established by the Board of Directors under the Charter of the Company. Each series represents a separate pool of assets of the Company’s shares and has different objectives and investment policies. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Generally, all shares will vote in the aggregate as a single class except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Funds. The Funds have no sinking fund provisions. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Each Fund’s redemption provisions are described in its current Prospectus and elsewhere in this Statement of Additional Information.

     The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Company’s Charter and Bylaws provide the holders of one-third of the outstanding shares of the Funds present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

     As a general matter, the Company will not hold annual or other meetings of the Funds’ shareholders. This is because the Bylaws of the Company provide for annual meetings only as required by the 1940 Act. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act, any registration of the Funds with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.

XIII. DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

     General Policies. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Company.

     The Company makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Company, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

     Dividend Reinvestment Service. Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the same Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Distributions will be taxable whether paid in cash or reinvested in additional shares.

XIV. TAXATION

     The following supplements the tax information contained in the Prospectus.

     For federal income tax purposes, each Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income (or as qualified dividend income for non-corporate shareholders in some circumstances) to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

     Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     Each Fund will be required in certain cases to withhold “backup withholding” at the rate of 28% on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

     If a Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable year, the Fund may elect to “pass through” to the Funds’ shareholders foreign income taxes paid. If a Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to the Funds’ shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state, local and foreign taxes.

XV. LICENSE GRANT

     The Funds are not sponsored, endorsed, sold or promoted by Zacks, the licensor. Zacks makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance. Zack’s only relationship to Amerivest, the licensee, and the Advisor, the sub-licensee from Amerivest, is the licensing of the Underlying Indexes which are determined, composed and calculated by Zacks without regard to Amerivest or the Funds. Zacks has no obligation to take the needs of Amerivest, the Advisor or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Zacks is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     ZACKS DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AMERIVEST, THE ADVISOR, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE. ZACKS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

XVI. FINANCIAL STATEMENTS

     The Annual Report to shareholders as of May 31, 2009 and for the fiscal period then ended is a separate document supplied with this SAI, and the financial statements, including the financial highlights, accompanying notes and report appearing therein of Eisner LLP, the Company’s independent registered public accounting firm, are incorporated by reference into this SAI.

Appendix A

POLICY – PROXY VOTING

Compliance with Rule 206(4)-6 under the Advisers Act requiring adoption and implementation of written policies and procedures that are reasonably designed to ensure that TDAM USA votes client securities in the best interest of its clients, and disclosure to clients about how TDAM USA voted with respect to their securities.

TDAM USA believes that this Policy is reasonably designed to ensure that proxies are voted in the best interests of Clients (as defined below), in accordance. Accordingly, this Policy is also designed to enable TDAM USA to resolve any material conflicts of interest between Clients and (i) TDAM USA and its affiliates (a “Corporate Conflict”) (ii) individuals making proxy voting decisions (a “Personal Conflict”) and/or (iii) service providers (collectively, “Conflicts”), before voting proxies with respect to a matter in which such a Conflict may be present.

TDAM USA manages money on behalf of investment funds (“Funds”), institutional clients, individuals, and other persons (collectively, “Clients”). Clients own shares in a variety of corporations, either directly or indirectly. Share ownership often carries with it the right to vote on various corporate matters. A proxy is a legal transfer to another party of a shareholder’s right to vote at a meeting and allows shareholders who cannot attend the meeting to participate in absentia. The right to vote is an asset; it has economic value and TDAM USA believes that it can affect the long-term value of the underlying security. Hence, TDAM USA recognizes the exercise of its voting franchise on behalf of its Clients as an important part of its fiduciary duties to its Clients.

This Policy has been tailored to reflect the scope of authority conferred on TDAM USA to vote proxies and the specific contractual obligations of TDAM USA to its Clients.

Objective

The objective of this Policy is to ensure that proxies are voted in the best interests of Clients. This Policy seeks to achieve that objective by:

➢	providing a general statement of policy (the “General Statement of Policy”) with respect to proxy voting activities conducted by TDAM USA included as Section III of the Policy;

➢	specifying voting guidelines (“Guidelines”) to be used in analyzing specific matters as set out in Section IV of the Policy;

➢	specifying proxy voting procedures (“Procedures”), which are attached as Appendix A that;

➢	are reasonably designed to ensure that TDAM USA votes proxies in the best interests of Clients and which, among other things, address Conflicts that may arise;

➢	ensure proper administrative procedures are in place to handle the volume of proxies received, and oversee proper receipt, consideration and action in respect of proxies; and

➢	provide appropriate avenues to ensure non-routine, controversial or confusing proxies are dealt with appropriately.

General statement of policy

(i)	Proxy voting should be conducted in the best interests of Clients.

(ii)	Proxy votes are analyzed in accordance with the Guidelines and Procedures, although each vote is determined on a case-by-case basis.

(iii)	TDAM USA may delegate responsibility for performing certain proxy voting activities to service providers. In the event proxy voting activities are delegated to a service provider, TDAM USA shall have its legal counsel ensure the service provider has appropriate policies and procedures in place with respect to Conflicts and monitor the service provider regularly to ensure Conflicts are dealt with properly and all proxies are voted in accordance with this Policy.

(iv)	A Client may choose to vote its own proxies.

(v)	TDAM USA may retain a sub-advisor to provide advice with respect to a portfolio and/or Fund and the sub-advisor may retain the right to vote proxies associated with that Fund and/or portfolio. All sub-advisors who control proxy votes shall be required to have a proxy policy that complies with applicable laws and is in the best interests of the applicable Fund or portfolio. Different policies may contain different voting recommendations provided the policy as a whole is designed with the intention of voting securities in the best interests of the Fund and/or portfolio.

(vi)	TDAM USA may not cast votes on certain matters:

➢

in some cases, TDAM USA may determine that it is in the best interests of its Clients not to vote certain proxies (e.g., where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweigh the expected benefits);

➢	securities subject to securities lending programs that have been loaned away on a record date cannot be voted by TDAM USA. TDAM USA has implemented procedures that permit restrictions on securities that can be lent and/or the recall of securities on loan where considered appropriate and in the best interests of the Client.

Subject to the foregoing, TDAM USA shall use its best efforts to vote all proxies received prior to the applicable voting cut-off date.

Guidelines

TDAM USA’s substantive voting decisions turn on the particular facts and circumstances of each matter. The following section contains a list of general principles for corporate governance which TDAM USA believes should generally be considered when establishing proxy voting

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policies and guidelines and when considering how to vote on particular issues. In addition, this section lists common voting issues and the standards which are generally applied when determining how to vote on a particular matter. The Guidelines within this section are designed to assist in making proxy voting decisions by providing guidance on many of the more common issues for which TDAM USA votes proxies. They are not intended to be inflexible or all-encompassing and shall not be applied if their application would not be in the best interests of the Client. TDAM USA will consider each matter separately and shall take into account all relevant factors in making a voting decision. Words in bold that appear in the text of the Guidelines are defined in the Glossary of Terms set out as Appendix C to the Guidelines.

General Principles

Corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board reports to shareholders. The board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management.

Ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”.

The proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments.

All shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments.

Certain Routine Corporate Matters (“Routine Matters”)

The following matters are generally treated as Routine Matters:

➢	Approval of the corporation’s auditors;

➢	Standard compensation plans;

➢	Standard changes in capital or corporate structure; and

➢	Other standard matters which do not raise issues of principle with respect to corporate governance.

➢	In general, TDAM USA votes in accordance with management’s recommendations on Routine Matters.

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Other Matters

The following is a list of issues, grouped into six major categories, to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. These guidelines may be updated from time to time to reflect consideration of current corporate governance principles, industry standards, client feedback, and other factors. Issues not specifically covered are resolved by the application of the General Principles to these Guidelines and/or upon the advice of the Proxy Committee (as defined in Appendix A) and such appropriately qualified, third party service provider as TDAM USA may engage. Notwithstanding specific direction provided by these Guidelines, all proxies should be voted in the best interests of the Client.

1. Governance

Board of Directors, Majority Independent	If the majority of nominees are not Independent, we should generally oppose the entire slate of nominees or if possible, selectively oppose directors who are not Independent.

Green Mail	Oppose entire slate of nominees, or if possible specific nominees who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically we recommend opposing Boards or specific nominees if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or, where applicable, specific nominees should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of interim Directors

Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported.

Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors

If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

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Resolution Implementation

TDAM USA prefers opposing the slate of nominees or, where possible, specific nominees if they failed to implement the resolution of a shareholder which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO

Separating the positions of Chairman and CEO is preferred, except where the Board has a strong Corporate Governance Committee, comprised solely of Independent directors or where the Board has an Independent Lead Director. Note: If selective opposition is available oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of Independent directors.

Auditors	Auditors are generally expected to be reputable with routine rotation.

Classified Board

The annual election of directors is generally supported. Staggered/Classified Boards are typically opposed. If a Staggered/Classified Board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative Voting which allows all votes to be cast for a single candidate or for any two or more of them should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/ Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	TDAM USA will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

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Linked Proposals

Proposals which seek to link two elements (e.g. fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. Reorganizations, Mergers and Anti-Takeover Defenses

Mergers	A merger is generally defined as the combining of two or more entities into one, through a purchase, acquisition, amalgamation or a pooling of interests. In each case consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e. stock, cash or a combination of the two). Where shareholders are offered a choice of consideration it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking the voting decision involves voting for or against the merger. In general, TDAM USA will vote in the following manner:

	➢	For mergers where there is only one type of consideration offered TDAM USA will support the merger if the Company’s board of directors supports the merger and if it appears the Company’s board of directors is acting in the best interests of the shareholders. The following acts are considered indicative of a board acting in the best interests of shareholders:

  the board appointed a special committee comprised of independent directors to consider the merger;

  the board or the special committee engaged independent financial advice;

  a favorable fairness opinion regarding the merger was provided by an independent financial adviser; and

  the board sought alternative offers.

	➢	For mergers where the shareholder is offered a choice of consideration. TDAM USA will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.

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Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing:

	➢	they apply only to two-tier offers.

	➢	fair price is highest price paid at the time of voting decision.

	➢	the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments.

	➢	fair price provisions are not applicable if tender offer has been approved by target’s board.

fair price test is two-thirds of outstanding shares voted in favor of “fair price”.

Crown Jewels	Crown Jewel Defenses are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts

Generally support Leveraged Buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include:

	➢	whether other bidders were allowed to make competing bids;

	➢	whether management used a “lock-up” device to prevent fairness in the bidding process;

	➢	management with control will match or exceed competing offers; and

	➢	whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up Agreements or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, TDAM USA will generally oppose a resolution adopting it. Poison Pills implemented through

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a plan that meets the following set of allowable criteria will usually he supported by TDAM USA:

(i)	The acquiring person must acquire at least 20% of the outstanding shares before a poison pill can be triggered. The acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions.

(ii)	The bid should remain open for a minimum of 45 days and a maximum of 90 days.

(iii)	The plan should contain a sunset clause. Reconfirmation by shareholders must occur after no more than five years, preferably three.

(iv)	A Board of Directors should be required to consider all bids that meet the definition of a Permitted Bid. The Board should not have the ability to disregard a bid meeting the definition of a Permitted Bid.

(v)	The plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50 % of the outstanding voting shares.

(vi)	The plan should generally contain an exemption for lock-up agreements.

3. Stock and Compensation Plans

Option Dilution

TDAM USA believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option Under Market

TDAM USA generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. TDAM USA may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant provided there are no discounts.

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Omnibus Plan

TDAM USA prefers option plans that include a shareholder- approved, results driven formula. TDAM USA will generally oppose Omnibus Plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change

TDAM USA generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	TDAM USA opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation or that would require that corporation to co-sign a loan with a third party, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans including Restricted Stock grants or options which are not related to corporate and/or individual performance should generally be opposed.

Employee Stock Purchase Plans

TDAM USA believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees.

TDAM USA will typically approve employee stock purchase plans where:

(i) shares available under the plan are purchased on the open market; and

(ii) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares.

Employee stock purchase plans with any of the following characteristics should generally be opposed:

(i) a corporate loan or company co-sign by the issuing company is required to enable the purchase of shares unless lending is considered a regular part of the

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granting corporation’s business;

		(ii)	shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or

		(iii)	the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors

In most cases TDAM USA supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of an outside directors’ compensation should be closely scrutinized. Generally a grant of options to outside directors should be opposed where the following is applicable:

	(i)	there is no shareholder-approved formula, or a capping of the options to a reasonable amount of dilution taking into account all outstanding option plans; or

	(ii)	the options are granted on a change of control of the corporation.

Golden Parachutes

Proposals involving excessive compensation including excessive Golden Parachutes for officers, employees or directors which are contingent upon the merger/acquisition of the corporation with a resulting change in control should generally be opposed.

Support should be given to shareholder proposals seeking shareholder ratification of Golden Parachutes.

Option / Compensation Plans	TDAM USA normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans

Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan, therefore, all aspects of the plan must be reviewed.

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4. Capitalization

Dual Class

The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote”. TDAM USA will normally oppose the creation or issuance of dual class voting stock.

Share authorization

TDAM USA supports proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Client. In carefully scrutinizing such proposals, consideration should be given to factors such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	TDAM USA generally opposes the authorization or increase of Blank Cheque Preferred Shares.

Private Placements	Ordinarily support resolutions authorizing the corporation to issue less than 25% of the issued and outstanding shares by way of private placements. Resolutions seeking approval above the 25% threshold are to be approved in most cases if the following criteria are met:

	1.	the subscription price for any securities issued must be set at market price; and

	2.	management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors:

	1.	Corporate governance changes – is management bundling the proposal with other changes that are negative?

	2.	Method of distribution – is it by stock dividend or IPO?

	3.	Dilution of voting rights.

	4.	Has management provided sound business reasons? Did management evaluate other alternatives, such as a spin-off?

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5. Shareholder Proposals

Shareholder Proposals Generally

As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate information which the company must disclose or considerations which the directors or management must take into account in making business decisions, TDAM USA will oppose the proposal unless management is in favour of it.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues

TDAM USA is of the view that the directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. Where TDAM USA believes that adopting the proposal will materially improve TDAM USA’s risk/return profile of the company (net of the direct and indirect costs of adopting the proposal), TDAM USA will generally vote in favor of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options

Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by TDAM USA unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

6. Other Issues

TD Bank Shares	Abstain from voting of shares of The Toronto-Dominion Bank, or affiliates. Additional information on how Conflicts are dealt with is included in Appendix “A”.

Other Business

The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, TDAM USA recommends abstaining, where possible, on proposals relating to other business.

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Additional Information for TDAM USA NY:

Pursuant to Rule 30(b)1-4 under the 1940 Act TDAM USA must annually file for each investment company that it advises its proxy record on Form N-PX. Please see Proxy Voting Procedures Regarding Distribution of TDAM USA’s Policies & Procedures and Annual report of Proxy Voting Record on Form N-PX as to how TDAM USA makes available its Policy to shareholders of the Funds and the process of filing Form N-PX with the SEC.

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Appendix A

Appendix A

Proxy Voting Procedures

I.	Appointment and Duties of Committee, Administrator & Consultant

	A.	Committee. TDAM USA will establish a proxy voting committee (the “Committee”), which shall serve in a general oversight capacity and shall determine the appropriate course of action to be taken on any specific matters coming before its attention in accordance with these proxy voting procedures (the “Procedures”). The Committee shall be comprised of no fewer than three members at any particular time, each of whom shall be a senior investment or compliance/legal professional employed by or providing services to TDAM USA, and a Chair and Vice-Chair of the Committee shall be appointed. The Chair of the Committee shall be a representative of the legal department of The Toronto- Dominion Bank (“TD Legal”) and TD Legal shall have primary responsibility for supervising these proxy voting procedures including the managing of Conflicts.

A quorum of the Committee shall consist of three members including the Chair. A quorum is necessary to conduct business at any Committee meeting. All actions requiring the approval of the Committee generally must be approved by a simple majority of those Committee members present at a meeting at which business may be conducted. Committee meetings may be held in person, by telephone, written consent, or any other means deemed appropriate by the Committee. Committee meetings will be held weekly, or as considered necessary or as required by this Policy. The Committee may adopt guidelines or by-laws consistent with this Policy to ensure the orderly transaction of business at meetings.

	B.	Administrative Assistant. At least one administrative assistant (“Administrative Assistant”) shall be appointed to perform certain administrative activities required by these Procedures.

	C.	Proxy Analysis.

In order to ensure that TDAM USA resolves all Conflicts TDAM USA shall ensure that all voting decisions are made in accordance with the Policy by individuals who are either (i) insulated from the business conducted by TDAM USA and its affiliates; or (ii) properly trained to identify Conflicts. In furtherance of the foregoing, TDAM USA may,

(i) employ for the purpose of analysing proxies, the services of a proxy analyst(s) (“Internal Analyst”) who shall receive training to ensure the Internal Analyst is capable of identifying Conflicts, and have been approved by the Committee;

	(ii)	engage the services of an outside service provider to assist in its analysis of voting issues and/or in the administration of ballots and records in accordance with this Policy and these Procedures. Any such provider must (1) not be affiliated with TDAM USA or have any material business, professional or other relationship with Affiliated Company of TDAM USA other than TD Investment Management (2) adhere to policies reasonably designed to avoid being influenced by any Conflicts in performing their services, (3) have been approved by the Committee and have entered into a written agreement with TDAM USA and (5) have the capacity and competence to adequately analyze proxy issues. The Chair shall make such enquiries as appropriate to ensure the above noted requirements have been met. Proxy Voting Process

A.	Where the voting services of an Internal Analyst are used the Proxy Voting Process shall be conducted as follows:

	(i)	Receipt & Initial Processing.

Proxies are received from custodians by an Administrative Assistant.

All proxies received shall be appropriately reconciled against a trade date holdings report. The relevant materials are delivered promptly to the Internal Analyst for review. The administrative assistant will continue to follow up on missing proxies with custodians until all are received and properly accounted for. Generally all proxies are to be voted three business days prior to the meeting date.

	(ii)	Voting.

The Chair of the Committee is responsible for ensuring that all proxies that can be voted are voted. In some cases the Chair may communicate proxy matters to Portfolio Managers but Portfolio Managers are ultimately responsible for keeping informed of significant proxy issues related to portfolio holdings. The Internal Analyst will undertake a review and analysis of each proxy issue and prepare voting recommendations as per the Guidelines contained in this Policy. Generally all routine proxies will be voted in accordance with the recommendation of the Internal Analyst subject to an Exception (as defined below).

Based upon input from or the request of a Portfolio Manager, the request of another member of the Committee, or the independent action of the Chair of the Committee, the Committee will consider whether to take action other than in accordance with a recommendation from the Internal Analyst. Similarly, in certain cases, the Internal Analyst may notify the Chair of the Committee or his designee that the Internal Analyst is unable to provide a recommendation (e.g., if the analyst has a Personal Conflict or has otherwise identified a Conflict or is unable to furnish a reasonable

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recommendation based upon this Policy). In either event (an “Exception” for the purposes of this subsection), the Chair of the Committee will review the matter, any recommendation provided by the Internal Analyst, and such other information as the Chair deems appropriate (e.g., input from portfolio management). The matter, together with accompanying information, will be presented to the Committee promptly and the Committee shall determine the appropriate course of action to take in accordance with the Policy.

The Committee, in determining what action to take with respect to an Exception, shall:

(i)	determine whether any member has a Personal Conflict. Any Committee member who identifies or believes he or she may have a Personal Conflict in the matter to be considered shall notify the Chair of the Committee and, upon a determination by the Chair that there may be a Conflict, recuse himself or herself from the proxy voting process; or

(ii)	determine whether any remaining member is aware of any other Conflict.

If, following this process, a quorum of the Committee exists and no Conflict exists, the remaining members may determine how to vote on the Exception.

If either a quorum of members does not exist or the remaining members are incapable of making a decision in the absence of a Conflict the Committee may:

(a)	consult a reputable outside service that has no Conflict in this situation for a recommendation on the voting matter;

(b)	disclose the conflict to affected clients and get their consent to vote the matter; or

(c)	take such other steps as the Committee determines to ensure the voting decision is made in the best interest of the Client and without being influenced by a Conflict.

Appropriate records of the deliberations, the action that was determined to be taken, and the rationale supporting such determination will be recorded in reasonable detail. TDAM USA expects that Exceptions, if any, will be infrequent.

All Committee members shall be appropriately trained and shall understand that they have a duty to reveal their knowledge of a Conflict.

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Such training shall include instructions on identifying all potential Conflicts that have been approved by the Committee.

II.	Where the Voting Services of the Proxy Consultant are Used the Proxy Voting Process Shall be Conducted as Follows:

	(i)	Receipt & Initial Processing.

Proxies may be received either by an administrative assistant or directly by the Proxy Consultant.

Where proxies are received by an administrative assistant, all proxies shall be appropriately reconciled against a trade date holdings report. The administrative assistant shall contact the Proxy Consultant for voting instructions for each proxy. The administrative assistant will continue to follow up on missing proxies with custodians in an attempt to ensure all are received and properly accounted for before voting deadlines. Generally all proxies are to be voted three business days prior to the meeting date.

Where proxies are received directly by the Proxy Consultant, the Proxy Consultant shall reconcile and vote proxies as per procedures approved by the Committee.

	(ii)	Voting.

The Chair of the Committee is responsible for ensuring that all proxies that can be voted are voted. The Proxy Consultant will undertake a review and analysis of each proxy issue and prepare voting recommendations as per the Guidelines contained in this Policy. Generally all proxies will be voted in accordance with the recommendation of the Proxy Consultant subject to an Exception (as defined below).

Based upon input from or the request of a Portfolio Manager, the request of another member of the Committee, or the independent action of the Chair of the Committee, the Committee will consider whether to take action other than in accordance with a recommendation from the Proxy Consultant. Similarly, in certain cases, the Proxy Consultant may notify the Chair of the Committee or his designee that the Proxy Consultant is unable to provide a recommendation (e.g., if it is prohibited from doing so by its conflicts policy or if it is unable to furnish a reasonable recommendation). In either event (an “Exception” for the purposes of this subsection), the Chair of the Committee and the Committee will follow the procedures set out above in section II(A)(ii).

17

III.	Disclosure to Clients

	A.	General Disclosure

		(i)	TDAM USA shall provide a description or a copy of the Policy to all Clients upon request.

		(ii)	TDAM USA shall make available to each Client annual and semi-annual proxy voting records.

IV.	Record Keeping

	A.	Oversight. The Chair of the Committee is responsible for ensuring that such records are maintained as are required by applicable law and the Policy.

	B.	General Records. TDAM USA will maintain the following records:

		1.	A copy of each version of the Policy (including the Guidelines and these Procedures) as is in effect from time to time.

		2.	A record of each vote cast by TDAM USA on behalf of Clients.

		3.	Appropriate records documenting TDAM USA’s ongoing compliance with this Policy and these Procedures, including copies of any materials used by TDAM USA (or at its direction) that were material to making a decision on how to vote proxies on behalf of a Client.

TDAM USA will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate TDAM USA office.

18

TDX INDEPENDENCE FUNDS, INC. (THE “REGISTRANT”)

PART C – OTHER INFORMATION

Item 23. Exhibits.

(a)(1)	Articles of Amendment and Restatement (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on September 27, 2007).
(a)(2)	Articles of Amendment (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008).
(b)	Amended and Restated Bylaws (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008).
(c)	Instruments Defining Rights of Security Holders: Portions of the Trust Instrument and Bylaws of the Registrant defining the rights of holders of shares of the Registrant.[1]
(d)(1)	Investment Advisory Agreement between the Registrant and XShares Advisors LLC (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(d)(2)

Sub-Advisory Agreement between XShares Advisors LLC and Amerivest Investment Management, LLC (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(d)(3)	Amendment No. 1 to Sub-Advisory Agreement between XShares Advisors LLC and Amerivest Investment Management, LLC (filed herewith).
(d)(4)	Interim Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc. (filed herewith).
(e)(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(e)(2)	Form of Authorized Participant Agreement (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(f)	Bonus or Profit Sharing Contracts: Not applicable.
(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(g)(2)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(h)(1)

Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(2)

Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(3)

Chief Compliance Officer Services Agreement between the Registrant and ALPS Fund Services, Inc. (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(4) (h)(5)

Amendment No. 1 to Chief Compliance Officer Services Agreement (filed herewith).

Form of Participation Agreement between the Registrant and an Acquiring Fund (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(6)	Operating Expenses Limitation Agreement (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(i)(1)	Opinion of Paul, Hastings, Janofsky & Walker LLP (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(i)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP (filed herewith).

1   Reference is made to Articles IV and V of the Registrant’s Articles of Amendment and Restatement filed as Exhibit (a) to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on September 27, 2007 and to Articles II, VII and IX of the Registrant’s Amended and Restated Bylaws filed as Exhibit (b) to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008.

(i)(3)	Opinion of Venable LLP: (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(j)	Consent of Eisner LLP (filed herewith).
(k)	Not applicable.
(l)	Form of Letter of Representations between the Registrant and The Depository Trust Company (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(m)	Not applicable.
(n)	Not applicable.
(p)(1)	Registrant’s Code of Ethics (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008).
(p)(2)	XShares Advisors LLC’s Code of Ethics (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008).
(p)(3)	Amerivest Investment Management, LLC’s Code of Ethics (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008).
(p)(4)	TDAM USA Inc.’s Code of Ethics (filed herewith).
(q)(1)	Powers of Attorney of Directors and Officers of the Registrant (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).
(q)(2)	Secretary Certification of Board of Directors Action (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

Item 24. Persons controlled by or Under Common Control with the Fund.

     Not applicable.

Item 25. Indemnification.

     Reference is made to the provisions of Article VI of the Registrant’s Articles of Amendment and Restatement filed as an exhibit to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007 (as noted in Item 23 above) and Article XI of Registrant’s Amended and Restated Bylaws filed as Exhibit (b) to Registrant’s Post-Effective Amendment No. 2 filed on September 26, 2008 (as noted in Item 23 above).

Item 26. Business and Other Connections of Investment Adviser.

     Reference is made to the sections entitled “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of the Adviser and Sub-Advisers.

     For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 141392), pursuant to the Investment Advisers Act of 1940, as amended incorporated herein by reference.

Item 27. Principal Underwriters.

     (a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, Cullen Funds, DIAMONDS Trust, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

     (b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in the response to Item 20:

	Positions and Offices	Positions and Offices
Name	with the Distributor	with the Registrant

Edmund J. Burke	Director	None
Jeremy O. May	Director	None
Spencer Hoffman	Director	None
Thomas Carter	President, Director	None
Richard Hetzer	Executive Vice President	None
John C. Donaldson	Executive Vice President, Chief Financial Officer	None
Diana M. Adams	Vice President, Controller, Treasurer	None
Robert J. Szydlowski	Vice President, Chief Technology Officer	None
Tané Tyler	Vice President, General Counsel, Secretary	None
Brad Swenson	Vice President, Chief Compliance Officer	None
Kevin J. Ireland	Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Vice President, National Sales Director-Investments	None

     (c) Not applicable.

Item 28. Location of Accounts and Records.

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 420 Lexington Avenue, New York, New York 10170.

     (b) XShares Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 420 Lexington Avenue, New York, New York 10170.

     (c) Amerivest Investment Management, LLC maintains all Records relating to its services as a sub-adviser to the Registrant at 1005 North Ameritrade Place, Bellevue, Nebraska 68005 and at Harborside Financial Center, Plaza 4A, Jersey City, NJ 07311.

     (d) TDAM USA Inc. maintains all Records relating to its services as a sub-adviser to the Registrant at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2.

     (e) ALPS Distributors, Inc. maintains all Records relating to its services as Distributor of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

     (f) The Bank of New York Mellon maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at One Wall Street, New York, New York 10286.

Item 29. Management Services.

     There are no management related service contracts not discussed in Part A or Part B.

Item 30. Undertakings.

     None.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of September, 2009.

TDX INDEPENDENCE FUNDS, INC.

By: /s/ David M. Kelley
David M. Kelley
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities stated and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ David M. Kelley	President and Chief Executive Officer	September 28, 2009

David M. Kelley

/s/ James J. McCluskey	Secretary, Treasurer, Chief Financial Officer and Controller	September 28, 2009

James J. McCluskey

/s/ Jeffrey Feldman	Director and Chairman	September 28, 2009

Jeffrey Feldman

*	Director

Ernest J. Scalberg		September 28, 2009

*	Director

Michael G. Smith		September 28, 2009

*	Director

R. Charles Tschampion		September 28, 2009

* By:	/s/ David M. Kelley
David M. Kelley (attorney-in-fact)

EXHIBIT INDEX

Exhibit	Caption
(d)(3)	Amendment No. 1 to Sub-Advisory Agreement between XShares Advisors LLC and Amerivest Investment Management, LLC

(d)(4)	Interim Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.

(h)(4)	Amendment No. 1 to Chief Compliance Officer Services Agreement

(i)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP

(j)	Consent of Eisner LLP

(p)(4)	TDAM USA Inc.’s Code of Ethics